                          MML Series Investment Fund
                               Table of Contents

                                                                            Page
                                                                            ----
To Our Shareholders.....................................................     2-6

Statement of Assets and Liabilities as of December 31, 1996.............       7

        MML Equity Fund
        MML Money Market Fund
        MML Managed Bond Fund
        MML Blend Fund

Statement of Operations For the Year of December 31, 1996...............       8

        MML Equity Fund
        MML Money Market Fund
        MML Managed Bond Fund
        MML Blend Fund

Statement of Changes in Net Assets For the Year Ended
  December 31, 1996 and 1995............................................       9

        MML Equity Fund
        MML Money Market Fund
        MML Managed Bond Fund
        MML Blend Fund

Financial Highlights

        MML Equity Fund.................................................      10
        MML Money Market Fund...........................................      10
        MML Managed Bond Fund...........................................      11
        MML Blend Fund..................................................      12

Schedule of Investments as of December 31, 1996

        MML Equity Fund.................................................   13-14
        MML Money Market Fund...........................................      15
        MML Managed Bond Fund...........................................   16-18
        MML Blend Fund..................................................   19-24

Notes to Financial Statements...........................................   25-27

Report of Independent Accountants.......................................      28

MML Series Investment Fund

To Our Shareholders

Another Year of Solid Economic Growth with Low Inflation

Though figures released throughout the year were often contradictory, 1996 closed as the sixth consecutive year of the current U.S. economic expansion. Growth during the year was driven by consumption and household sales, and by capital investment by businesses; it was slowed only by relatively weak foreign trade.

Even with continued growth, however, inflation has remained subdued.   In
addition, because prices were stronger during 1996 than they had been in 1995, the Federal Reserve stopped lowering interest rates after January. The achievement of an "orchestrated economy" - growth without inflationary pressures
- meant the Federal Reserve did not have to intervene again during the year. As a consequence, interest rates rose only slightly.

A Banner Year for Stocks

More efficient and competitive every year, corporate America enjoyed another period of profitability. The stock market, reflecting this plus the favorable economic environment and tremendous demand for stocks from investors, climbed to new record highs throughout the year. While larger stocks gained most over the course of the year, nearly all sectors of the market outperformed their long-term averages.

Underlying the market's tremendous positives, it is important to recognize that an ongoing trend toward more selective markets continued over the year. So, while market sectors were generally up, there was often disparity between how well the best and weakest stocks within an industry performed, and expert stock picking was the identifying trademark of the year's real winners.

Volatility Limits the Bond Market

The bond market, on the other hand, had a difficult year. In contrast to 1995, when declining interest rates spurred a broad bond rally, 1996's increase in rates hurt bond prices. Especially in Treasuries, which tend to be most sensitive to changes in rates, price performance eroded returns. After its strong run in 1995, the bond market was also subject to changing investor emotions throughout the past year.

Volatility was the rule in the market during 1996, with the release of changing economic data alternately sending investors chasing and then running from the market. In this climate, the best performers were shorter-term securities, which generally have less price sensitivity than their longer counterparts.

Value Investing in Selective Markets

The stock and bond markets required selectivity during 1996. In selective markets, value investors like us benefit from the extensive research that is an inherent part of our strategy. We view temporary price fluctuations as a chance to buy the stocks and bonds we feel represent strong opportunities over time. And by the same token, our value requirements mean that we tend not to buy into or hold stocks and bonds that have already appreciated significantly during a given cycle. This helps keep us from paying too much for a security, or holding it too long.

Throughout 1996, our value approach was a benefit. While more growth-oriented stock strategies often outperform during strong bull markets, at the market's current price levels, we feel a more conservative approach is appropriate. In bonds our careful strategies helped us successfully navigate the changing markets and avoid their pitfalls.

We Enter 1997 Cautiously Optimistic

As we head into 1997, we are entering the seventh year of economic expansion in the U.S. While such a prolonged cycle is unusual, and the likelihood exists that growth in the coming year may be slower than what we experienced in 1996, there are still very few reasons to expect we are moving toward a recession.
Not all data has been finalized at this point, but it appears that the Christmas season at the end of 1996, though a week shorter than usual, was fair. And while announcements of layoffs repeatedly made news over the year, there is very little net change in employment. While consumer debt has risen, consumer confidence remains quite high. And finally, wages and prices are fairly stable, with core inflation estimated to be a low three percent.

We believe these factors support cautious optimism for the financial markets in 1997. Until the scenario detailed above changes significantly, the Federal Reserve should not feel pressure to change monetary policy dramatically. Without more interest rate increases, the bond market should stabilize, so that income can dictate returns without a drag from price performance. If rates are less volatile, then stocks have a better chance of continued positive results. We will continue to do as we always do . . . look for value in whatever markets prevail.


                                          /s/ Stuart H. Reese
                                          Stuart H. Reese
                                          President
                                          MML Series Investment Fund

January 31, 1997

MML EQUITY FUND

How has the Fund performed over the past year?

The Fund performed well in 1996. The one year total return was 20.25% as compared to the S & P 500 Index which was up 22.96%. The Fund's conservative construction caused it to lag behind the market somewhat for the full year, but its pattern of performance was consistent with its low risk strategy. The Fund participated in the continuing advance of stock prices, and in those few months when the market paused, the Fund retained its value better than the stock market overall. With the market now entering the seventh year since the most recent bull market began, we believe that this strategy of maintaining relatively low portfolio risk will be beneficial to the Fund in future periods.

What was your strategy over the past year's strong, but volatile market?

Our strategy remained consistent over the past year. We maintained a well-diversified portfolio by following our investment decision process of stock selection one-by-one. We find stocks through fundamental analysis, a `bottom up approach' to researching a company. We believe this approach is less risky and wiser than making investments based on less reliable economic forecasts.

What types of stocks performed best for you over the year?

The Fund's results benefited from strong performance by several of the largest holdings, such as Bristol Myers, General Electric, and Pfizer. The financial holdings were outstanding performers, particularly the banks. Contributing to bank stock gains were an accommodative Fed policy, continued good loan loss experience, and the relentless trend toward industry consolidation.

Were there any investments that didn't perform as you'd expected?

The telephone industry was a disappointment last year. The major factor here was the telecommunications deregulation bill which was signed into law in the spring of 1996. This provides for the eventual opening up of the industry to competition, and as companies prepare for this, increased marketing spending will restrain earnings growth. Early in 1996, the Fund had a relatively small commitment to this industry, but we steadily increased its weighting during the year as we found companies with competitive advantages which were undervalued relative to the market. In the long run, the surviving companies will prosper due to strong growth of telecommunications traffic.

What changes, if any, are you currently making to the portfolio?

As the economic expansion is aging, and valuations are clearly on the high side, we are trying to minimize risk in the portfolio. We are reducing holdings whose prices are full, and adding to stocks that we feel are currently underpriced and can offer good long-term return through a combination of capital appreciation and current income. In fact, well positioned electric utilities appear attractive for the first time in a considerable period, and we are modestly increasing our commitment there.

What is your outlook for the Fund?

We are optimistic about the long term outlook for stocks in general and the Fund in particular. After a long period of exceptional stock market returns such as we have seen, a pause in the market's up trend would not be a surprise.
However, the Fund is structured recognizing that there are risks in equity investing as well as returns, and the conservative nature of the Fund is intended to help the Fund hold up well in any weakness which might take place. We believe that by participating in the gains of a rising market and conserving asset value in a less positive environment, the Fund should show superior returns over the long term.

MML MONEY MARKET FUND

How has the Fund performed over the past year?

The Fund performed well. This has been another period of consistently good performance both on an absolute basis and versus other money market type investments. The yields from the very short maturity fixed income securities we invest in remained competitive over the year, and that has helped us. For the purpose of comparison, 91-day Treasuries returned 5.03% for the year while the Fund was up 5.01%. In all, during a year in which conflicting economic statistics caused volatility in the longer end of the bond market, "cash" investments like this one have been a good place for investors.

How are you currently positioning the portfolio?

As a money market fund, we own securities with a relatively short maturity. If rates were to increase, owning securities that mature quickly would enable us to replace them with newer, higher-yielding issues more rapidly. That in turn would boost the portfolio's yield. Beyond maturity considerations, as we always have, we continue to conduct extensive research into both issuers and specific issues in an effort to provide stability and competitive income in a highly liquid investment portfolio.

What is your outlook for the Fund?

Our outlook continues to be positive both for the economy and for the Fund. We believe the U.S. economy is still strong and growing but at a sustainable, orchestrated rate with little evidence of inflation. If signs of inflation should arise - and so far they haven't, even six years into the current growth phase - we'd expect the Federal Reserve might raise rates slightly in reaction. If interest rates were increased, it could potentially hurt stocks and the long bond market. Funds like this one, however, would benefit from higher current yields. Having said that, economic results for the fourth quarter of 1996 will not be confirmed before February 1997. We believe the Federal Reserve is unlikely to make any changes to rates until the statistical data to back such decisions is available.

MML Managed Bond

How did the Fund perform over the past year?

1996 was a trying year for the bond market, in part because interest rates rose somewhat over the course of the year, and also because releases of conflicting economic data filled the market with a high degree of volatility. Even so, the Fund's performance was positive with a one year total return of 3.25% compared to the Lehman Brothers Government/Corporate Bond Index which was up 2.90%.

How did the bond market change over the past year?

Although there was a good degree of volatility throughout the year, conditions changed most during the first half of 1996. During 1995, interest rates fell, leading to excellent performance. In contrast, as rates increased over the past year, prices, especially in longer bonds and Treasuries, were damaged. So even though we were fully diversified across bond market sectors and maturities, this downturn had a temporary dampening effect on our portfolio's performance.

What investments worked best under these conditions?

Though the impact of the rate increase was felt immediately, the resulting steepening of the yield curve created value in the market over the longer term. But not all areas of the market suffered during the year. Non-investment grade bonds performed particularly well. While we avoid this sector of the market because of the relative risks associated with it, we were pleased with our holdings of investment grade corporate bonds and mortgage-backed securities. Investment grade corporate bonds, which made up 54.8 percent of the portfolio as of December 31, 1996, remained strong regardless of the broader market's difficulties. Corporate profits held steady, and as a result, demand in the bond market supported prices.

In addition to our successes with corporate bonds, mortgage-backed securities performed well. We tend to buy well-structured, seasoned issues, and, as their behavior tends to mimic corporate bonds, they worked well for us again this year. Since concerns about the prepayment of all types of mortgages are greatest when rates are falling, these securities paid competitive income and avoided significant price declines during the past year. Mortgage-backed securities were 21.4 percent of the Fund's portfolio at year end.

What changes, if any, are you currently making within the portfolio?

Because of their strong performance, we would have liked to have owned more mortgage-backed securities and corporate bonds than we did over the year. After their dramatic 1996 movements, however, they are currently less compelling as value investments. So, at this time, we're not really making any major changes to our sector holdings.

Looking for value is an inherent part of our strategy, and we've continued to do that. With an impressive growth in assets under management this year, we are generally sticking with our bottom-up investment approach. We're keeping our duration neutral relative to our benchmark and constantly performing extensive credit analyses across the investment grade bond market. We work to add value for investors by looking at individual issues from a critical risk/reward perspective, hoping to discover outstanding opportunities for both income and appreciation.

What is your outlook for the Fund?

Our outlook for both the Fund and the bond market is positive. The economy, even in the sixth year of an expansion, appears steady, and shows little in the way of inflation. With that as a background, we expect the coming year to be a good one. Without threats of inflation, it is unlikely that the Federal Reserve will move aggressively, so while we may see minor volatility in the market, we'd expect improvements going forward and a market whose performance is primarily a product of coupon income.

MML Blend Fund

How did the Fund perform over the past year?

We're very pleased with the Fund's performance. Our one year total return was 13.95% as compared to the Lipper Balanced Index which was up 13.01%. With 58% of the portfolio invested in stocks, we participated in the strong performance of the equity market over the period. But with 19% of the portfolio in bonds and the remaining 23% in cash and short-term fixed income investments, we were able to do so with far less risk than pure stock investments.

What types of stocks worked best over the period?

The stocks of the large, well-established companies we tend to own performed best over the year, and that was a benefit. Within the portfolio, some of our top performers were financial services, capital spending and technology stocks. Many of our bank stocks did well due to strong profits and ongoing consolidations. Capital spending stocks were also strong. We owned a full position in GE, which was one of our best performers, up approximately 40 percent for the year. And though we tend to be underweighted in technology stocks since few have the reasonable valuations and dividend records we require, we added to our position in IBM over the course of the year, and that benefited us.

On the whole, our stock strategy remained consistent over the past year. We maintained a well-diversified portfolio of what we considered the best stocks across numerous industries rather than making investments based on current economic forecasts. We worked to buy good value wherever we found it in the market, and we sold stocks that we felt had become risky, reaching what we'd targeted as peaks for their performance cycles.

What was your bond strategy during the year?

The bond portfolio turned in positive performance for the year, but it fell far short of the returns generated by stocks. The investment grade fixed income market had a somewhat difficult year due primarily to two factors. First, interest rates rose slightly, and that negatively impacted price performance. Second, a high level of volatility resulting from continuously changing economic expectations colored the market and investor emotion throughout the year. Our strategy inside this uneasy environment was to remain diversified between Treasuries, mortgage-backed securities, asset-backed securities, and corporate bonds, searching for opportunities to add value over time. This, plus maintaining a duration of approximately five years, kept our performance closely in line with our benchmark, the Lehman Brothers Government/Corporate Bond Index.

What is your outlook for the Fund?

We continue to expect that the coming year will be more typical than 1996 or 1995 was for both markets. The economy remains healthy, corporate America is efficient and competitive, and even after the sixth year of economic expansion, there are very few signs suggesting inflation is on the rise. As a result, we believe stocks will have another positive year, but after an impressive two-year run, one that is more in line with the market's long-term history. In the bond market, without seeing a need for the Federal Reserve to aggressively tighten money supply, we expect a better year than last, with income the major component driving returns. Since it is under historically "normal" conditions like these that this portfolio typically performs best, our outlook is quite favorable.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                                            MML            MML
                                                                            MML            Money         Managed          MML
                                                                          Equity          Market          Bond           Blend
                                                                           Fund            Fund           Fund            Fund
                                                                          ------          ------         ------          ------
ASSETS
Investments at value (See Schedule of Investments)
  (Notes 2A, 2B and 5)
 Equities (Identified cost: $1,065,014,489;
  $729,315,396 respectively) ....................................    $1,639,975,490  $           --  $          --   $1,255,371,097
 Bonds and notes (Identified cost: $179,247,302;
  $405,340,706 respectively) ....................................                --              --     181,012,920     410,946,072
 Short-term investments (Identified cost: $137,806,906;
  $145,993,740; $1,379,722; $492,181,705 respectively) ..........       137,753,233     145,993,740       1,379,722     492,100,212
                                                                     --------------  --------------  --------------  --------------
  Total investments .............................................     1,777,728,723     145,993,740     182,392,642   2,158,417,381
Cash ............................................................                --           4,354           1,389              --
Interest and dividends receivable ...............................         3,878,415              --       2,287,822       8,303,276
Receivable for investments sold .................................         1,700,089              --              --       1,091,101
Prepaid trustees' fees ..........................................             1,849           1,177           1,177           1,177
                                                                     --------------  --------------  --------------  --------------
  Total assets ..................................................     1,783,309,076     145,999,271     184,683,030   2,167,812,935
                                                                     --------------  --------------  --------------  --------------
LIABILITIES
Payable for investments purchased ...............................           356,569              --           1,400         255,381
Payable for settlement of investments
 purchased on a forward commitment basis (Note 2D) ..............                --              --              --           6,345
Dividends payable (Note 2C) .....................................        79,270,107         595,036       2,885,188      71,526,248
Investment management fee payable (Note 4) ......................         1,628,095         170,636         221,600       2,005,626
Accrued liabilities .............................................            55,936           2,557           2,557          29,095
                                                                     --------------  --------------  --------------  --------------
  Total liabilities .............................................        81,310,707         768,229       3,110,745      73,822,695
                                                                     --------------  --------------  --------------  --------------
NET ASSETS ......................................................    $1,701,998,369  $  145,231,042  $  181,572,285  $2,093,990,240
                                                                     ==============  ==============  ==============  ==============
Net assets consist of:
Series shares (par value $.01 per share; an unlimited number
 authorized) (Note 6) ...........................................    $      571,402  $    1,452,311  $      150,703  $      952,969
Additional paid-in capital ......................................     1,126,515,524     143,778,731     180,809,583   1,561,810,884
Undistributed net investment income (Note 2C) ...................            15,927           9,702         (64,100)           (870)
Undistributed net realized loss on investments and
 forward commitments (Notes 2D and 3) ...........................           (11,812)         (9,702)     (1,089,519)       (345,972)
Net unrealized appreciation (depreciation) on:
 Investments (Note 2A) ..........................................       574,907,328              --       1,765,618     531,579,574
 Forward commitments (Note 2D) ..................................                --              --              --          (6,345)
                                                                     --------------  --------------  --------------  --------------
NET ASSETS ......................................................    $1,701,998,369  $  145,231,042  $  181,572,285  $2,093,990,240
                                                                     ==============  ==============  ==============  ==============
Outstanding series shares .......................................        57,140,244     145,231,042      15,070,294      95,296,912
                                                                     ==============  ==============  ==============  ==============
Net asset value per share .......................................    $        29.79  $         1.00  $        12.05  $        21.97
                                                                     ==============  ==============  ==============  ==============

                      See Notes to Financial Statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

                                                                                            MML            MML
                                                                             MML           Money         Managed           MML
                                                                           Equity         Market          Bond            Blend
                                                                            Fund           Fund           Fund            Fund
                                                                           ------         ------         -------         -------
Investment income (Note 2B)
Dividends ........................................................   $   37,210,441  $           --  $           --  $   30,120,486
Interest  ........................................................        8,806,524       6,814,072      12,067,185      55,389,729
                                                                     --------------  --------------  --------------  --------------
  Total income ...................................................       46,016,965       6,814,072      12,067,185      85,510,215
                                                                     --------------  --------------  --------------  --------------
Expenses
Investment management fee (Note 4) ...............................        5,787,673         612,946         820,434       7,525,674
Trustees' fees ...................................................           25,833          21,042          21,042          20,758
Audit fees .......................................................           28,450          19,700          25,200          30,950
Other ............................................................            1,043             776             651             663
                                                                     --------------  --------------  --------------  --------------
  Total expenses .................................................        5,842,999         654,464         867,327       7,578,045
                                                                     --------------  --------------  --------------  --------------
Net investment income (Note 2C) ..................................       40,173,966       6,159,608      11,199,858      77,932,170
                                                                     --------------  --------------  --------------  --------------
Net realized and unrealized gain (loss) on investments
 and forward commitments (Notes 2A, 2B and 2D)
Net realized gain (loss) on:
 Investments (Notes 2B and 2C) ...................................       39,133,328              32        (404,955)     52,920,562
 Forward commitments (Note 2D) ...................................               --              --              --      (1,636,934)
                                                                     --------------  --------------  --------------  --------------
  Net realized gain (loss) .......................................       39,133,328              32        (404,955)     51,283,628
                                                                     --------------  --------------  --------------  --------------
Change in net unrealized appreciation/depreciation on:
 Investments (Note 2A) ...........................................      204,554,604              --      (4,664,274)    138,844,519
 Forward commitments (Note 2D) ...................................               --              --              --      (1,394,717)
                                                                     --------------  --------------  --------------  --------------
  Total change in net unrealized appreciation/depreciation .......      204,554,604              --      (4,664,274)    137,449,802
                                                                     --------------  --------------  --------------  --------------
Net gain (loss) ..................................................      243,687,932              32      (5,069,229)    188,733,430
                                                                     --------------  --------------  --------------  --------------

Net increase in net assets resulting from operations .............    $ 283,861,898  $    6,159,640  $    6,130,629  $  266,665,600
                                                                     ==============  ==============  ==============  ==============


                      See Notes to Financial Statements.

 MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995


                                                                 1996
                                     -----------------------------------------------------------
                                                           MML             MML
                                               MML        Money          Managed          MML
                                             Equity      Market           Bond           Blend
                                              Fund        Fund            Fund           Fund
                                             ------      ------          ------         ------
Increase (decrease)
 in net assets
Operations:
Net investment income                  $  40,173,966  $  6,159,608  $  11,199,858  $ 77,932,170
Net realized gain (loss)
 on investments and
 forward commitments                      39,133,328            32      (404,955)    51,283,628
Change in net unrealized
 appreciation/depreciation on
 investments and forward
 commitments                             204,554,604            --    (4,664,274)   137,449,802
                                       -------------   -----------  ------------  -------------
Net increase in net assets
 resulting from operations               283,861,898     6,159,640      6,130,629   266,665,600
 Dividends to shareholders
 from:  (Note 2C)
 Distribution of net investment
  income                                (40,161,778)    (6,159,640)   (11,099,070)   (77,800,925)
 Distribution of net realized gains     (39,133,328)            --             --    (51,065,539)
 Net increase in capital share
  transactions (Note 6)                 248,532,571    36,310,841     27,842,588     133,050,174
                                       ------------   -----------   ------------  --------------
 Total increase                         453,099,363    36,310,841     22,874,147     270,849,310

NET ASSETS, at beginning
 of the year                          1,248,899,006   108,920,201    158,698,138   1,823,140,930
                                      -------------   -----------   ------------  --------------
NET ASSETS, at end
 of the year                         $1,701,998,369  $145,231,042   $181,572,285  $2,093,990,240
                                      =============   ===========   ============  ==============
Undistributed net investment
 income (loss) included in net
  assets at end of the year          $       15,927  $      9,702   $    (64,100) $         (870)
                                      =============   ===========   ============  ==============

                                                                     1995
                                      ----------------------------------------------------------
                                                               MML            MML
                                                MML           Money         Managed         MML
                                              Equity         Market          Bond          Blend
                                               Fund           Fund           Fund          Fund
                                              ------         ------         ------        -----
Increase (decrease)
 in net assets
Operations:
Net investment income                    $ 30,576,154  $   5,460,140  $  9,299,421    $  70,293,462
Net realized gain (loss)
 on investments and
 forward commitments                       16,898,835          (841)     1,319,095       35,795,663
Change in net unrealized
 appreciation/depreciation on
 investments and forward
 commitments                              237,559,436             --    13,704,932      243,603,590
                                        -------------  -------------  ------------    -------------
Net increase in net assets
 resulting from operations                285,034,425      5,459,299    24,323,448      349,692,715
 Dividends to shareholders
 from:  (Note 2C)
 Distribution of net investment
  income                                 (30,563,214)    (5,459,299)   (9,294,583)     (70,291,011)
 Distribution of net realized gains      (16,854,045)            --            --      (35,463,987)
 Net increase in capital share
  transactions (Note 6)                  190,498,822     17,134,168    22,459,621      134,942,076
                                       -------------   ------------   -----------     ------------
 Total increase                          428,115,988     17,134,168    37,488,486      378,879,793

NET ASSETS, at beginning
 of the year                             820,783,018     91,786,033   121,209,652    1,444,261,137
                                       -------------   ------------   -----------    -------------
NET ASSETS, at end
 of the year                          $1,248,899,006  $ 108,920,201  $158,698,138   $1,823,140,930
                                       =============   ============   ===========    =============
Undistributed net investment
 income (loss) included in net
  assets at end of the year           $        3,739  $       9,734  $    (72,567)   $      (7,094)
                                       =============   ============   ===========    =============

                      See Notes to Financial Statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS

Selected per share data for each series share outstanding throughout each year ended December 31:

                                 MML EQUITY FUND


                                           1996      1995       1994        1993       1992       1991       1990         1989
                                           ----      ----       ----        ----       ----       ----       ----         ----

Net asset value:
 Beginning of year.....................  $ 25.924 $   20.520 $   20.510 $  19.862  $  18.735 $   15.659 $   16.764     $ 14.929
                                         -------- ---------- ---------- ---------  --------- ---------- ----------     --------
Income from investment operations:
Net investment income..................      .703       .634       .594      .524       .543       .563       .636         .694
Net realized and unrealized
 gain (loss) on investments............     4.547      5.754       .248     1.365      1.420      3.440      (.722)       2.746
                                         -------- ---------- ---------- ---------  --------- ---------- ----------     --------
Total from investment operations.......     5.250      6.388       .842     1.889      1.963      4.003      (.086)       3.440
                                         -------- ---------- ---------- ---------  --------- ---------- ----------     --------
Less distributions:
Dividends from net investment income...     (.703)     (.634)     (.594)    (.524)     (.543)     (.562)     (.665)       (.711)
Distribution from net realized gains...     (.685)     (.350)     (.238)    (.717)     (.288)     (.365)     (.354)       (.894)
Distribution in excess of net
 realized gains........................        --         --         --        --      (.005)        --         --           --
                                         -------- ---------- ----------- ---------  -------- ---------- ----------     --------
Total distributions....................    (1.388)     (.984)     (.832)   (1.241)     (.836)     (.927)    (1.019)      (1.605)
Net asset value:
 End of year...........................  $ 29.786 $   25.924  $  20.520 $  20.510  $  19.862   $ 18.735   $ 15.659      $16.764
                                         ======== ==========  ========= =========  =========   ========   ========      =======

Total return...........................     20.25%     31.13%      4.10%     9.52%     10.48%     25.56%      (.51%)      23.04%

Net assets (in millions):
 End of year........................... $1,701.99  $1,248.90  $  820.78 $  663.09  $  490.62   $ 355.04   $ 235.45      $226.41
Ratio of expenses to average net
 assets................................       .38%       .41%       .43%      .44%       .46%       .48%       .49%         .50%
Ratio of net investment income to
 average net assets....................      2.65%      2.89%      3.04%     3.23%      3.09%      3.43%      4.09%        4.30%
Portfolio turnover rate................     11.42%     11.72%      9.99%    11.28%      9.07%      9.37%     13.50%       15.71%

                                          1988       1987
                                          ----       ----
Net asset value:
 Beginning of year...................  $  13.828   $  15.591
                                      ----------   ---------
Income from investment operations:
Net investment income................       .646        .525
Net realized and unrealized
 gain (loss) on investments..........      1.660       (.066)
                                       ---------   ---------
Total from investment operations.....      2.306        .459
                                       ---------   ---------
Less distributions:
Dividends from net investment income.      (.639)      (.988)
Distribution from net realized gains.      (.566)     (1.234)
Distribution in excess of net realized
 gains...............................         --          --
                                       ---------   ---------
Total distributions..................     (1.205)     (2.222)
                                       ---------   ---------
Net asset value:
 End of year.........................  $  14.929   $  13.828
                                       =========   =========

Total return.........................      16.68%       2.10%

Net assets (in millions):
 End of year.........................  $  172.80   $  150.41
Ratio of expenses to average net
 assets..............................        .50%        .51%
Ratio of net investment income to
 average net assets..................       4.05%       3.44%
Portfolio turnover rate..............      15.97%      15.73%


                              MML MONEY MARKET FUND


                                           1996       1995       1994        1993      1992       1991       1990        1989
                                           ----       ----       ----        ----      ----       ----       ----        ----
Net asset value:
 Beginning of year.................... $    1.000 $    1.000 $    1.000 $   1.000  $   1.000 $    1.000 $    1.000   $    1.000

Income from investment operations:
Net investment income.................       .049       .054       .038      .027       .034       .059       .078         .088

Total from investment operations......       .049       .054       .038      .027       .034       .059       .078         .088

Less distributions:
Dividends from net investment income..      (.049)     (.054)     (.038)    (.027)     (.034)      (.059)    (.078)       (.088)

Total distributions...................      (.049)     (.054)     (.038)    (.027)     (.034)      (.059)    (.078)       (.088)

Net asset value:
 End of year.......................... $    1.000 $    1.000 $    1.000 $   1.000   $  1.000  $    1.000 $   1.000    $   1.000

Total return..........................       5.01%      5.58%      3.84%     2.75%      3.48%       6.01%     8.12%        9.16%

Net assets (in millions):
 End of year.......................... $  145.23  $  108.92  $   91.79  $  73.66    $  84.56   $  94.41  $ 114.59     $  70.16
Ratio of expenses to average net
 assets...............................       .52%       .54%       .55%      .54%        .53%       .52%      .54%         .54%
Ratio of net investment income to
 average net assets...................      4.92%      5.43%      3.81%     2.71%       3.42%      5.91%     7.80%        8.79%


                                              1988       1987
                                              ----       ----
Net asset value:
 Beginning of year .................   $     1.000  $    1.000
                                       -----------  ----------
Income from investment operations:
Net investment income ..............          .072        .063
                                       -----------  ----------
Total from investment operations ...          .072        .063
                                       -----------  ----------
Less distributions:
Dividends from net investment income         (.072)      (.063)
                                       -----------  ----------
Total distributions ................         (.072)      (.063)
                                       -----------  ----------
Net asset value:
 End of year .......................   $     1.000  $    1.000
                                       ===========  ==========

Total return .......................          7.39%       6.49%

Net assets (in millions):
 End of year .......................   $     66.35  $    52.35
Ratio of expenses to average net
 assets ............................           .55%        .57%
Ratio of net investment income to
 average net assets ................          7.20%       6.35%

                      See Notes to Financial Statements.

MML Series Investment Fund

                             MML MANAGED BOND FUND


                                          1996          1995         1994         1993         1992        1991         1990
                                          ----          ----         ----         ----         ----        ----         ----
Net asset value:
 Beginning of year..................   $   12.448    $   11.141   $   12.405   $  12.041    $  12.219   $   11.318   $   11.354
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Income from investment operations:
Net investment income...............         .776          .782         .792        .785         .870         .903         .943
Net realized and unrealized
 gain (loss) on investments
 and forward commitments............        (.401)        1.307       (1.264)       .618         .001         .916        (.036)
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Total from investment operations....         .375         2.089        (.472)      1.403         .871        1.819         .907
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Less distributions:
Dividends from net investment income        (.775)        (.782)       (.792)      (.784)       (.869)       (.902)       (.943)
Distribution from net realized gains           --            --           --       (.255)       (.158)       (.016)          --
Distribution in excess of net realized
 gains..............................           --            --           --          --        (.022)          --           --
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Total distributions.................        (.775)        (.782)       (.792)     (1.039)      (1.049)       (.918)       (.943)
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Net asset value:
 End of year........................   $   12.048    $   12.448   $   11.141   $  12.405    $  12.041   $   12.219   $   11.318
                                       ==========    ==========   ==========   =========    =========   ==========   ==========

Total return........................         3.25%        19.14%       (3.76%)     11.81%        7.31%       16.66%        8.38%
Net assets (in millions):
 End of year........................   $   181.57    $   158.70   $   121.21   $  129.11    $   88.15   $    66.98   $    43.07
Ratio of expenses to average
 net assets.........................          .51%          .52%         .52%        .54%         .56%         .57%         .57%
Ratio of net investment income to
 average net assets.................         6.54%         6.63%        6.69%       6.37%        7.28%        7.96%        8.40%
Portfolio turnover rate.............        46.12%        70.00%       32.77%      58.81%       39.51%       61.85%       69.93%


                                          1989           1988         1987
                                          ----           ----         ----
Net asset value:
 Beginning of year..................   $   10.919    $   11.052   $   12.541
                                       ----------    ----------   ----------
Income from investment operations:
Net investment income...............         .918          .906         .969
Net realized and unrealized
 gain (loss) on investments
 and forward commitments............         .454         (.133)       (.673)
                                       ----------    ----------   ----------
Total from investment operations....        1.372          .773         .296
                                       ----------    ----------   ----------
Less distributions:
Dividends from net investment income        (.918)        (.906)      (1.229)
Distribution from net realized gains        (.019)           --        (.556)
Distribution in excess of net realized
 gains..............................           --            --           --
                                       ----------    ----------   ----------
Total distributions.................        (.937)        (.906)      (1.785)
                                       ----------    ----------   ----------
Net asset value:
 End of year........................   $   11.354    $   10.919   $   11.052
                                       ==========    ==========   ==========
Total return........................        12.83%         7.13%        2.60%

Net assets (in millions):
 End of year........................   $    40.03    $    31.35   $    26.16
Ratio of expenses to average
 net assets.........................          .59%          .61%         .60%
Ratio of net investment income to
 average net assets.................         8.35%         8.25%        8.24%
Portfolio turnover rate.............        64.77%        74.92%       55.60%

                      See Notes to Financial Statements.

MML Series Investment Fund

                                 MML BLEND FUND


                                          1996        1995         1994         1993         1992        1991        1990
                                          ----        ----         ----         ----         ----        ----         ----
Net asset value:
 Beginning of year                     $   20.519    $   17.672   $   18.305   $  17.846    $  17.307   $   14.839   $   15.428
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Income from investment operations:
Net investment income                        .824          .811         .707        .655         .707         .736         .792
Net realized and unrealized
 gain (loss) on investments
 and forward commitments                    1.990         3.246        (.271)      1.057         .880        2.771        (.445)
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Total from investment operations            2.814         4.057         .436       1.712        1.587        3.507         .347
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Less distributions:
Dividends from net investment income        (.824)        (.811)       (.707)      (.655)       (.707)       (.736)       (.811)
Distribution from net realized gains        (.536)        (.399)       (.359)      (.598)       (.326)       (.303)       (.125)
Distribution in excess of net realized
 gains                                         --            --        (.003)         --        (.015)          --           --
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Total distributions                        (1.360)       (1.210)      (1.069)     (1.253)      (1.048)      (1.039)       (.936)
                                       ----------    ----------   ----------   ---------    ---------   ----------   ----------
Net asset value:
 End of year                           $   21.973    $   20.519   $   17.672   $  18.305    $  17.846   $   17.307   $   14.839
                                       ==========    ==========   ==========   =========    =========   ==========   ==========
Total return                                13.95%        23.28%        2.48%       9.70%        9.36%       24.00%        2.37%
Net assets (in millions):
 End of year                           $ 2,093.99    $ 1,823.14   $ 1,444.26   $1,296.54    $1,013.28   $   797.04   $   574.15
Ratio of expenses to average
 net assets                                   .38%          .38%         .39%        .40%         .41%         .42%         .44%
Ratio of net investment income to
 average net assets                          3.87%         4.19%        3.93%       3.60%        4.07%        4.54%        5.37%
Portfolio turnover rate                     19.10%        30.78%       26.59%      20.20%       25.43%       26.92%       24.55%



                                           1989          1988         1987
                                           ----          ----         ----
Net asset value:
 Beginning of year                     $   13.876    $   13.095   $   13.774
                                       ----------    ----------   ----------
Income from investment operations:
Net investment income                        .823          .734         .624
Net realized and unrealized
 gain (loss) on investments
 and forward commitments                    1.921         1.000        (.148)
                                       ----------    ----------   ----------
Total from investment operations            2.744         1.734         .476
                                       ----------    ----------   ----------
Less distributions:
Dividends from net investment income        (.835)        (.728)       (.747)
Distribution from net realized gains        (.357)        (.225)       (.408)
Distribution in excess of net realized
 gains                                         --            --           --
                                       ----------    ----------   ----------
Total distributions                        (1.192)        (.953)      (1.155)
                                       ----------    ----------   ----------
Net asset value:
 End of year                           $   15.428    $   13.876   $   13.095
                                       ==========    ==========   ==========
Total return                                19.96%        13.40%        3.12%
Net assets (in millions):
 End of year                           $   524.29    $   401.22   $   346.12
Ratio of expenses to average
 net assets                                   .45%          .46%         .48%
Ratio of net investment income to
 average net assets                          5.57%         5.29%        4.77%
Portfolio turnover rate                     22.39%        25.70%       36.56%

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

                      See Notes to Financial Statements.

MML Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1996


                                                 Number        Market
                                                   of           Value
                                                 Shares       (Note 2A)
                                             ----------    ------------
EQUITIES - 96.36%

Aerospace & Defense - 1.76%
 Boeing Company.......................          162,500    $ 17,285,938
 Raytheon Company.....................            7,400         356,125
 TRW, Inc.............................          250,400      12,394,800
                                             ----------    ------------
                                                420,300      30,036,863
                                             ----------    ------------

Agribusiness - .97%
 Pioneer Hi-Bred International, Inc...          235,000      16,450,000
                                             ----------    ------------

Apparel, Textiles, Shoes - .91%
 VF Corporation.......................          230,000      15,525,000
                                             ----------    ------------

Automotive & Parts - 5.12%
 Ford Motor Company...................          875,000      27,890,625
 Genuine Parts Company................          573,500      25,520,750
 Goodyear Tire & Rubber Company.......          656,000      33,702,000
                                             ----------    ------------
                                              2,104,500      87,113,375
                                             ----------    ------------
Banking, Savings & Loans - 6.15%
 The Bank of New York Company,
  Incorporated........................          870,000      29,362,500
 Comerica, Incorporated...............          223,500      11,705,812
 CoreStates Financial Corporation.....          585,500      30,372,813
 Norwest Corporation..................          391,000      17,008,500
 Wachovia Corporation.................          288,200      16,283,300
                                             ----------    ------------
                                              2,358,200     104,732,925
                                             ----------    ------------
Beverages - 1.65%
 Brown-Forman Corporation (Class B)...          337,300      15,431,475
 Pepsico, Incorporated................          430,000      12,577,500
                                             ----------    ------------
                                                767,300      28,008,975
                                             ----------    ------------

Chemicals - 4.48%
 E.I. du Pont de Nemours and Company..          166,500      15,713,437
 The Lubrizol Corporation.............          565,000      17,515,000
 Nalco Chemical Company...............          445,000      16,075,625
 Rohm & Haas..........................          330,000      26,936,250
                                             ----------    ------------
                                              1,506,500      76,240,312
                                             ----------    ------------

Communications - 3.00%
 AT&T Corporation.....................          511,000      22,228,500
 GTE Corporation......................          635,000      28,892,500
                                             ----------    ------------
                                              1,146,000      51,121,000
                                             ----------    ------------

Computers & Office Equipment - 7.47%
 Hewlett-Packard Company                        640,000      32,160,000
 International Business Machines Corporation    245,000      36,995,000
 Pitney Bowes, Inc....................          552,000      30,084,000
 Xerox Corporation....................          530,000      27,891,250
                                             ----------    ------------
                                              1,967,000     127,130,250
                                             ----------    ------------
Containers - 1.05%
 Temple-Inland, Inc...................          330,000      17,861,250
                                             ----------    ------------

Cosmetics & Personal Care - 2.02%
 Kimberly-Clark Corporation...........          360,000      34,290,000
                                             ----------    ------------

Electric Utilities - 1.57%
 NIPSCO Industries, Inc...............          208,000       8,242,000
 SCANA Corporation....................          394,000      10,539,500
 Teco Energy Inc......................          331,400       7,995,025
                                             ----------    ------------
                                                933,400      26,776,525
                                             ----------    ------------

Electrical Equipment & Electronics - 7.05%
 AMP, Incorporated....................          900,000      34,537,500
 General Electric Company.............          488,500      48,300,437
 Honeywell Inc........................          232,500      15,286,875
 Hubbell, Incorporated (Class B)......          504,144      21,804,228
                                             ----------    ------------
                                              2,125,144     119,929,040
                                             ----------    ------------

Energy - 9.28%
 Amoco Corporation....................          387,500      31,193,750
 Atlantic Richfield Company...........          107,300      14,217,250
 Chevron Corporation..................          378,000      24,570,000
 Kerr-McGee Corporation...............          226,000      16,272,000
 Mobil Corporation....................          180,000      22,005,000
 Occidental Petroleum Corp............          754,600      17,638,775
 Union Pacific Resources Group........          492,500      14,405,625
 Unocal Corporation ..................          432,100      17,554,063
                                             ----------    ------------
                                              2,958,000     157,856,463
                                             ----------    ------------

Financial Services - 1.33%
 American Express Company.............          400,000      22,600,000
                                             ----------    ------------

Foods - 2.70%
 ConAgra, Inc.........................          470,500      23,407,375
 CPC International, Inc...............          291,500      22,591,250
                                             ----------    ------------
                                                762,000      45,998,625
                                             ----------    ------------

Forest Products & Paper - 2.59%
 Westvaco Corporation.................          680,055      19,551,581
 Weyerhaeuser Company.................          519,500      24,611,313
                                             ----------    ------------
                                              1,199,555      44,162,894
                                             ----------    ------------

Hardware & Tools - 1.00%
 The Stanley Works....................          631,000      17,037,000
                                             ----------    ------------

Healthcare - 9.37%
 Becton, Dickinson and Company........          536,000      23,249,000
 Bristol-Myers Squibb Company.........          520,000      56,550,000
 Pfizer, Incorporated.................          400,000      33,150,000
 Pharmacia & Upjohn Inc...............          605,000      23,973,125
 Schering-Plough Corp.................          347,500      22,500,625
                                             ----------    ------------
                                              2,408,500     159,422,750
                                             ----------    ------------

Industrial Distribution - 1.16%
 W. W. Grainger, Inc..................          246,000      19,741,500
                                             ----------    ------------

Industrial Transportation - 1.26%
 Norfolk Southern Corporation.........          246,000      21,525,000
                                             ----------    ------------

Insurance - 6.95%
 Allstate Corporation.................          192,682      11,151,471
 Jefferson-Pilot Corporation..........          207,000      11,721,375
 Marsh & McLennan Companies, Inc......          280,500      29,172,000
 MBIA, Inc............................          268,000      27,135,000
 SAFECO Corporation...................          782,500      30,860,235
 Unitrin, Inc.........................          148,000       8,251,000
                                             ----------    ------------
                                              1,878,682     118,291,081
                                             ----------    ------------

Machinery & Components - 1.61%
 Dover Corporation....................          325,000      16,331,250
 Parker-Hannifin Corporation..........          284,650      11,030,187
                                             ----------    ------------
                                                609,650      27,361,437
                                             ----------    ------------

MML Equity Fund

December 31, 1996


                                                        Number        Market
                                                          of           Value
                                                        Shares       (Note 2A)
                                                        ------       ---------
EQUITIES (Continued)

Miscellaneous - 2.42%
 Harsco Corporation..............................       169,500    $ 11,610,750
 Minnesota Mining &
   Manufacturing Company.........................       356,000      29,503,500
                                                 --------------  --------------
                                                        525,500      41,114,250
                                                 --------------  --------------
Photography - 1.27%
 Eastman Kodak Company...........................       268,800      21,571,200
                                                 --------------  --------------
Publishing & Printing - 2.27%
 McGraw-Hill Companies, Inc......................       500,000      23,062,500
 R. R. Donnelley & Sons Company..................       497,000      15,593,375
                                                 --------------  --------------
                                                        997,000      38,655,875
                                                 --------------  --------------

Retail - 1.66%
 The May Department Stores Company...............       363,000      16,970,250
 Sears Roebuck and Company.......................       246,000      11,346,750
                                                 --------------  --------------
                                                        609,000      28,317,000
                                                 --------------  --------------

Retail - Grocery - 2.17%
 Albertson's, Inc................................       847,000      30,174,375
 American Stores Company.........................       164,800       6,736,200
                                                 --------------  --------------
                                                      1,011,800      36,910,575
                                                 --------------  --------------

Telephone Utilities - 3.24%
 Ameritech Corporation...........................       347,000      21,036,875
 Frontier Corporation............................       884,600      20,014,075
 Southern New England
   Telecommunications Corporation................       362,000      14,072,750
                                                 --------------  --------------
                                                      1,593,600      55,123,700
                                                 --------------  --------------

Tobacco - 2.88%
 American Brands, Inc............................       463,000      22,976,375
 UST, Inc........................................       806,000      26,094,250
                                                 --------------  --------------
                                                      1,269,000      49,070,625
                                                 --------------  --------------

Total Equities
 (Cost $1,065,014,489)...........................                 1,639,975,490
                                                                  -------------

                                                      Principal
                                                       Amount
                                                      ---------
SHORT-TERM INVESTMENTS - 8.09%

Commercial Paper
  AIG Funding, Inc.
   5.280%     2/28/97............................  $  5,399,000    $  5,349,463
  AIG Funding, Inc.
   5.850%     1/6/97.............................     8,000,000       7,993,500
  Corestates Bank
   5.270%     4/28/97............................     2,000,000       1,963,289
  E.I. du Pont de Nemours and Company
   5.250%     5/9/97.............................     9,000,000       8,819,400
  E.I. du Pont de Nemours and Company
   5.250%     5/19/97............................     5,000,000       4,891,889
  First Union Bank, North Carolina
   5.280%     3/28/97............................     4,000,000       3,945,867
  First Union Bank, North Carolina
   5.270%     4/23/97............................     3,000,000       2,947,267
  Ford Motor Credit Company
   5.290%     3/10/97............................    14,000,000      13,849,733

                                                                        Market
                                                      Principal         Value
                                                       Amount         (Note 2A)
                                                      ---------       ---------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
  H J Heinz Company
   5.330%     1/21/97............................  $  3,000,000    $  2,991,117
  H J Heinz Company
   5.400%     1/21/97............................    11,000,000      10,967,000
  Minnesota Mining & Manufacturing Company
   5.290%     1/28/97............................    11,359,000      11,313,933
  J P Morgan
   5.280%     2/3/97.............................    14,000,000      13,932,240
  Shell Oil Company
   6.500%     1/2/97.............................    10,325,000      10,323,136
  Sonoco Products Company
   5.320%     2/4/97.............................     8,000,000       7,957,740
  Sonoco Products Company
   5.370%     1/21/97............................     4,183,000       4,170,521
  Transamerica Finance Corp.
   5.270%     3/14/97............................     4,297,000       4,248,205
  Walt Disney Company
   5.320%     1/24/97............................    10,000,000       9,966,011
  Weyerhaeuser Company
   5.300%     2/12/97............................     3,000,000       2,980,097
  Weyerhaeuser Company
   5.300%     2/10/97............................     9,200,000       9,142,825
                                                 --------------  --------------
Total Short-Term Investments
    (Cost $137,806,906)..........................$  138,763,000     137,753,233
                                                 ==============  --------------

Total Investments -
 (Cost $1,202,821,395) (a)          104.45%                      $1,777,728,723
                                    =======                      ==============
(a) Federal Income Tax Information: At
    December 31, 1996 the net unrealized
    appreciation on investments based on cost
    of $1,202,833,207 for federal income tax
    purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments in which there is an excess
    of market value over tax cost......................          $  576,523,219

    Aggregate gross unrealized depreciation for
    all investments in which there is an excess
    of tax cost over market value......................              (1,627,703)
                                                                  -------------
    Net unrealized appreciation........................           $ 574,895,516
                                                                  =============

                      See Notes to Financial Statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS
December 31, 1996


                                                               Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------    -----------
SHORT-TERM INVESTMENTS - 100.53%

Commercial Paper - 97.28%
  American Brands, Inc.
   5.560%     1/17/97...................   $    3,745,000    $   3,735,745
  Anheuser-Busch Companies, Inc.
   5.220%     1/9/97....................        4,580,000        4,574,687
  Aristar, Inc.
   5.410%     2/7/97....................        1,590,000        1,581,159
  Aristar, Inc.
   5.410%     2/7/97....................        1,060,000        1,054,106
  Atlantic Richfield Corp.
   5.240%     2/3/97....................        4,295,000        4,274,370
  Baltimore Gas & Electric Company
   6.100%     1/3/97....................        3,210,000        3,208,912
  Bay State Gas Company
   5.400%     1/16/97...................          595,000          593,661
  Bay State Gas Company
   5.380%     1/30/97...................          870,000          866,230
  Becton, Dickinson and Company
   5.350%     6/19/97...................        3,280,000        3,197,622
  Bellsouth Telecommunications, Inc.
   5.270%     2/27/97...................        2,300,000        2,280,808
  Bellsouth Telecommunications, Inc.
   5.270%     3/21/97...................        1,840,000        1,818,721
  Carolina Power & Light Company
   5.310%     2/14/97...................        1,535,000        1,525,038
  Carolina Power & Light Company
   5.300%     2/25/97...................        3,650,000        3,620,445
  Caterpillar Financial Services Corp.
   5.530%     1/13/97...................        2,465,000        2,460,456
  Caterpillar Financial Services Corp.
   5.280%     1/28/97...................        2,925,000        2,913,417
  CIT Group Holdings Inc.
   5.290%     1/27/97...................        3,540,000        3,526,475
  Coca Cola Company
   5.180%     1/21/97...................        2,300,000        2,293,381
  Coca Cola Company
   5.260%     2/21/97...................        3,375,000        3,349,851
  Dean Witter, Discover & Company
   5.380%     1/10/97...................        2,715,000        2,711,348
  Dean Witter, Discover & Company
   5.380%     1/31/97...................        2,585,000        2,573,410
  Dean Witter, Discover & Company
   6.000%     1/3/97....................          275,000          274,908
  E.I. du Pont de Nemours and Company
   5.420%     1/14/97...................        3,700,000        3,692,759
  General Electric Capital Corp.
   5.320%     1/22/97...................        3,065,000        3,055,488
  General Electric Company
   5.260%     3/25/97...................        1,985,000        1,960,927
  General Motors Acceptance Corporation
   5.500%     1/21/97...................        1,390,000        1,385,753
  General Motors Acceptance Corporation
   5.300%     5/23/97...................        3,055,000        2,991,134
  Georgia Power Company
   5.450%     2/5/97....................        5,200,000        5,172,447
  Goldman Sachs & Company
   5.330%     2/21/97...................        1,290,000        1,280,259
  Goldman Sachs & Company
   5.260%     6/20/97...................        2,235,000        2,179,485
  GTE California
   5.540%     1/29/97...................        2,010,000        2,001,339
  H J Heinz Company
   5.320%     6/18/97...................        4,300,000        4,193,245
  IBM Credit Corporation
   5.360%     4/16/97...................        2,520,000        2,480,604
  Minnesota Mining & Manufacturing Company
   5.270%     2/26/97...................        4,320,000        4,284,586
  Monsanto Company
   5.300%     1/16/97...................        2,000,000        1,995,583
  Motorola Incorporated
   5.250%     4/7/97....................        2,140,000        2,110,040
  Motorola Incorporated
   5.500%     1/23/97...................        3,650,000        3,637,732
  Nestle Capital Corporation
   5.220%     2/4/97....................        3,185,000        3,169,298
  Nestle Capital Corporation
   5.250%     1/24/97...................        1,675,000        1,669,382
  Northern Illinois Gas Company
   5.310%     2/12/97...................        2,380,000        2,365,256
  Northern Indiana Public Service
   5.340%     1/30/97...................        4,700,000        4,679,782
  Northern States Power Company
   5.300%     1/8/97....................        3,400,000        3,396,496
  Pacific Gas & Electric Company
   5.520%     2/10/97...................        4,770,000        4,740,744
  Pioneer Hi-Bred International, Inc.
   5.320%     1/7/97....................        3,000,000        2,997,340
  Pitney Bowes Credit Corporation
   5.330%     2/18/97...................        4,190,000        4,160,223
  PPG Industries Inc.
   5.280%     2/24/97...................        3,950,000        3,918,716
  Walt Disney Company
   5.280%     3/14/97...................        4,000,000        3,957,760
  Walt Disney Company
   5.260%     2/28/97...................        1,230,000        1,219,577
  Weyerhaeuser Company
   5.300%     2/6/97....................        4,585,000        4,560,699
  Wisconsin Gas Company
   5.300%     2/20/97...................        3,440,000        3,414,678
  Wisconsin Gas Company
   5.350%     2/28/97...................        2,185,000        2,166,167
                                            -------------    -------------
  Total Commercial Paper
   (Cost $141,272,249)..................      142,280,000      141,272,249
                                            -------------    -------------
U.S. Government Agency Obligations - 3.25%
  Federal National Mortgage Association
   5.270%     2/11/97...................        4,750,000        4,721,491
                                            -------------    -------------
  Total U.S. Government Agency Obligations
   (Cost $4,721,491)                            4,750,000        4,721,491
                                            -------------    -------------
Total Short-Term Investments
 (Cost $145,993,740)(a)                     $ 147,030,000      145,993,740
                                            =============    -------------
Total Investments -
 (Cost $145,993,740)(a)             100.53%                  $ 145,993,740
                                   ========                  =============

(a) Federal Income Tax Information: The aggregate cost for investments for the MML Money Market Fund as of December 31, 1996 is the same for financial reporting and federal income tax purposes.
    December 31, 1996 seven-day average yield for the portfolio: 4.95%

                      See Notes to Financial Statements.

MML Managed Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 1996

                                                               Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------    -----------
BONDS AND NOTES - 99.69%

Asset Backed Securities - 10.84%
Auto Receivables
  Capita Equipment Receivables Trust 1996-1,
   Class A4
   6.280%     6/15/00...................     $  2,000,000     $  2,003,120
  Chase Manhattan Auto Grantor Trust 1996-B,
   Class A
   6.280%     6/15/00...................        4,572,638        4,604,053
  Daimler-Benz Auto Grantor Trust 1995-A,
   Class A
   5.850%     5/15/02...................        1,670,193        1,669,141
  Daimler-Benz Vehicle Trust 1994-A
   5.950%     12/15/00..................          220,873          221,079
  Ford Credit 1994-B Grantor Trust
   7.300%     10/15/99..................          536,247          542,280
  Jet Equipment Trust 1995-A
   8.235%     5/1/15....................        1,943,350        2,086,070
  Keystone Auto Grantor Trust 1996-B,
   Class A 144A
   6.150%     4/15/03...................        1,400,795        1,399,675
  Nissan Auto Receivables 1994-A Grantor Trust,
   Class A
   6.450%     9/15/99...................          752,300          754,181
  Railcar Trust No. 1992-1
   7.750%     6/1/04....................        1,595,220        1,667,005
  World Omni 1995-A Automobile Lease
   Securitization Trust, Class A
   6.050%     11/25/01..................        2,838,939        2,842,487
  World Omni 1996-A Automobile Lease
   Securitization Trust, Class A1
   6.300%     6/25/02...................        1,900,000        1,906,517
                                             ------------     ------------
Total Asset Backed Securities
 (Cost $19,639,638).....................       19,430,555      19,695,608
                                             ------------     ------------


Corporate Debt - 54.80%
  AirTouch Communications, Inc.
   7.500%     7/15/06...................        1,500,000        1,539,720
  American West Airlines 1996-1, Class A
   6.850%     7/2/09....................        1,750,000        1,715,000
  American Airlines, Inc.
   9.780%     11/26/11..................        2,000,000        2,277,500
  AMR Corporation
   9.000%     8/1/12....................        1,000,000        1,131,940
  Analog Devices, Inc.
   6.625%     3/1/00....................        1,000,000          987,300
  Associates Corporation of North America
   6.750%     8/1/01....................        1,000,000        1,003,670
  Associates Corporation of North America
   7.875%     9/30/01...................        2,000,000        2,097,700
  Atlantic Richfield Company
   7.770%     2/13/02...................        3,000,000        3,134,400
  Bell Atlantic Financial Services, Inc.
   6.610%     2/4/00....................        2,000,000        2,012,420
  BHP Finance (USA) Limited
   6.420%     3/1/26....................        2,000,000        1,979,820
  Champion International Corporation
   6.400%     2/15/26...................        1,500,000        1,432,035
  Charles Schwab Corporation
   6.250%     1/23/03...................        2,000,000        1,927,500
  CITGO Petroleum Corporation
   7.875%     5/15/06...................          750,000          764,700
  Columbia Gas System, Inc.
   6.610%     11/28/02..................        2,000,000        1,984,500
  Commercial Credit Company
   7.750%     3/1/05....................        3,000,000        3,133,380
  Continental Airlines, Inc. Series 1996-B
   7.820%     10/15/13..................        1,500,000        1,550,550
  Continental Airlines, Inc. Series 1996-2B
   8.560%     7/2/14....................          999,795        1,088,526
  Corning Glass Works
   8.875%     3/15/16...................          500,000          564,120
  CSC Enterprises 144A
   6.500%     11/15/01..................        2,000,000        1,992,380
  Dow Capital
   7.125%     1/15/03...................        4,000,000        4,033,880
  English China Clays Delaware Inc.
   7.375%     10/1/02...................        1,000,000        1,027,760
  Equifax, Inc.
   6.500%     6/15/03...................        1,250,000        1,216,575
  ERAC USA Finance Company 144A
   6.950%     1/15/06...................        1,500,000        1,475,625
  FBG Finance Ltd. 144A
   7.875%     6/1/16....................        1,250,000        1,270,763
  Fletcher Challenge Ltd.
   7.750%     6/20/06...................        1,500,000        1,555,575
  Foster Wheeler Corporation
   6.750%     11/15/05..................        2,000,000        1,932,440
  General American Transportation Corporation
   6.750%     3/1/06....................        2,000,000        1,943,800
  General Electric Capital Corporation
   8.750%     5/21/07...................        1,000,000        1,133,580
  General Motors Acceptance Corporation
   6.300%     9/10/97...................        2,500,000        2,508,800
  Hercules Incorporated
   6.625%     6/1/03....................        2,000,000        1,979,860
  IMCERA Group, Inc.
   6.000%     10/15/03..................        2,000,000        1,915,400
  Leucadia National Corporation
   7.750%     8/15/13...................        2,000,000        1,977,140
  Lockheed Martin Corporation
   5.650%     4/1/97....................        2,000,000        1,999,460
  Lockheed Martin Corporation
   7.700%     6/15/08...................        1,500,000        1,569,345
  McDonnell Douglas Corporation
   9.250%     4/1/02....................        1,400,000        1,563,660
  McDonnell Douglas Corporation
   6.875%     11/1/06...................        1,000,000          981,260
  Newmont Mining Corporation
   8.625%     4/1/02....................        2,000,000        2,111,380
  News America Holdings Incorporated
   9.250%     2/1/13....................        2,000,000        2,240,580
  Norfolk Southern Corporation
   7.220%     9/15/06...................        1,500,000        1,528,290
  Norfolk Southern Corporation
   7.400%     9/15/06...................        1,000,000        1,015,570
  Pearson Inc. 144A
   7.375%     9/15/06...................        1,500,000        1,506,450
  Penske Truck Leasing Co., L.P.
   7.750%     5/15/99...................        1,250,000        1,290,175
  Polaroid Corporation
   7.250%     1/15/97...................        1,000,000        1,000,220
  Polaroid Corporation
   8.000%     3/15/99...................        1,000,000        1,026,420

MML Managed Bond Fund

December 31, 1996

                                                               Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------    -----------
BONDS AND NOTES (Continued)

Corporate Debt (Continued)
  Ralston Purina Company
   7.750%     10/1/15...................   $    3,000,000    $   3,076,380
  Rite Aid Corporation
   6.700%     12/15/01..................        1,000,000          998,090
  Rolls-Royce Capital Inc.
   7.125%     7/29/03...................        1,500,000        1,502,235
  Scholastic Corporation
   7.000%     12/15/03..................        2,000,000        1,996,140
  Textron Inc.
   9.550%     3/19/01...................        1,000,000        1,108,750
  Thomas & Betts Corporation
   8.250%     1/15/04...................        1,500,000        1,558,695
  Time Warner, Inc.
   7.750%     6/15/05...................        3,000,000        3,017,790
  United Air Lines, Inc.
   10.110%    2/19/06...................          469,855          520,195
  US Air, Inc.
   7.500%     10/15/09..................          974,038          983,778
  US West Capital Funding Corporation
   8.375%     10/18/99..................        3,000,000        3,150,300
  Union Oil of California
   8.750%     8/15/01...................        1,500,000        1,619,970
  Valassis Communications, Inc.
   9.550%     12/1/03...................        2,000,000        2,081,280
  Westinghouse Electric Corporation
   8.375%     6/15/02...................          500,000          509,835
  W.R. Grace & Co.
   7.750%     10/1/02...................        2,100,000        2,190,132
  W.R. Grace & Co.
   8.000%     8/15/04...................        1,000,000        1,058,720
                                           --------------    -------------
  Total Corporate Debt
   (Cost $99,093,971)...................       97,193,688       99,493,459
                                           --------------    -------------

U.S. Government Agency Obligations - 23.62%

Federal Home Loan Mortgage
 Corporation (FHLMC) - 3.43%

Collateralized Mortgage Obligations - 3.32%
  FHLMC Series 1322
  Class G
   7.500%     2/15/07...................        2,000,000        2,048,120
  FHLMC Series 1460 Class H
   7.000%     5/15/07...................        2,000,000        2,020,000
  FHLMC Series 1080 Class D
   7.000%     7/15/20...................        1,933,546        1,955,898
                                           --------------    -------------
                                                5,933,546        6,024,018
Pass-Through Securities - .11%
  FHLMC
   9.000%     3/1/17....................          182,705          194,409
                                           --------------    -------------
                                                6,116,251        6,218,427
                                           --------------    -------------
Federal National Mortgage
 Association (FNMA) - 7.73%

Collateralized Mortgage Obligations - 7.32%
  FNMA Series 1993-175 Class PL
   5.000%     10/25/02..................        1,390,908        1,381,770
  FNMA Series 1993-191 Class PD
   5.400%     3/25/04...................        1,500,000        1,487,340
  FNMA Series 1993-221 Class D
   6.000%     12/25/08..................        1,000,000          956,250
  FNMA Series 1993-134 Class GA
   6.500%     2/25/07...................        2,000,000        1,985,620
  FNMA Series 1996-54 Class C
   6.000%     9/25/08...................        4,000,000        3,840,000
  FNMA Series 1993-186 Class G
   6.250%     3/25/08...................        3,700,000        3,637,544
                                           --------------    -------------
                                               13,590,908       13,288,524
Pass-Through Securities - .41%
   FNMA
   9.000%     5/1/09....................          697,896          741,075
                                           --------------    -------------
                                               14,288,804       14,029,599
                                           --------------    -------------
Government National Mortgage
 Association (GNMA) - 10.27%

Collateralized Mortgage Obligations - .47%
  JHM Acceptance Corporation, Series E,.Class 5
   8.960%     4/1/19....................          816,874          859,245
                                           --------------    -------------
Pass-Through Securities - 9.80%
  GNMA
   8.000%     12/15/03 - 4/15/08........        6,620,004        6,841,309
  GNMA
   7.500%     3/15/17 - 7/15/17.........        4,610,426        4,640,071
  GNMA - ARMS
   6.000%     7/20/25 - 12/20/25........        6,180,532        6,316,677
                                           --------------    -------------
                                               17,410,962       17,798,057
                                           --------------    -------------
                                               18,227,836       18,657,302
                                           --------------    -------------

U.S. Government Guaranteed Notes - 2.19%
  1994-A Atlanta, GA
   5.780%     8/1/98....................          130,000          129,433
  1994-A Baxter Springs, KS
   5.780%     8/1/98....................          700,000          696,948
  1994-A Boston, MA
   5.780%     8/1/98....................          745,000          741,752
  1994-A Detroit, MI
   5.780%     8/1/98....................          385,000          383,321
  1994-A Egg Harbor, NJ
   5.780%     8/1/98....................          260,000          258,866
  1994-A Kansas City, MO
   5.780%     8/1/98....................          550,000          547,602
  1994-A Mayaguez, PR
   5.780%     8/1/98....................          295,000          293,714
  1994-A Rochester, NY
   5.780%     8/1/98....................          300,000          298,692
  1994-A Sacramento, CA
   5.780%     8/1/98....................           55,000           54,760
  1994-A Saginaw, MI
   5.780%     8/1/98....................          315,000          313,627
  1994-A Youngstown, OH
   5.780%     8/1/98....................          265,000          263,845
                                           --------------    -------------
                                                4,000,000        3,982,560
                                           --------------    -------------
  Total U.S. Government Agency Obligations
   (Cost $42,228,622)...................       42,632,891       42,887,888
                                           --------------    -------------

MML Managed Bond Fund

December 31, 1996

                                                               Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------    -----------
BONDS AND NOTES (Continued)

U.S. Treasury Obligations - 10.43%

U.S. Treasury Bonds - 8.46%
  U.S. Treasury Bond
   7.250%     5/15/16....................  $   14,550,000    $  15,363,927
                                           --------------    -------------
U.S. Treasury Strips - 1.97%
  U.S. Treasury Strip - Principal Only
   0.000%     2/15/15....................      12,200,000        3,572,038
                                           --------------    -------------

Total U.S. Treasury Obligations
 (Cost $18,285,071)                            26,750,000       18,935,965
                                           --------------    -------------

Total Bonds and Notes
 (Cost $179,247,302)                       $  186,007,134      181,012,920
                                           ==============    -------------


SHORT-TERM INVESTMENTS - .76%

Commercial Paper
  Texas Utilities Electric Co.
   7.250%     1/2/97.....................  $    1,380,000     $  1,379,722
                                           --------------     ------------

Total Short-Term Investments
 (Cost $1,379,722)                         $    1,380,000        1,379,722
                                           ==============     ------------

Total Investments
 (Cost $180,627,024) (a)            100.45%                   $182,392,642
                                   ========                   ============

(a) Federal Income Tax Information: At
    December 31, 1996 the net unrealized
    depreciation on investments based on
    cost of $180,627,024 for federal income
    tax purposes is as follows:

    Aggregate gross unrealized appreciation for
    all investments and forward commitments in
    which there is an excess of market value over
    tax cost................................................  $  3,618,521

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value............................................    (1,852,903)
                                                              ------------
     Net unrealized appreciation............................  $  1,765,618
                                                              ============

                      See Notes to Financial Statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS
December 31, 1996

                                                 Number        Market
                                                   of           Value
                                                 Shares       (Note 2A)
                                                ---------    -----------
EQUITIES - 59.95%

Aerospace & Defense - 1.16%
 Boeing Company.........................          125,000    $ 13,296,875
 Raytheon Company.......................            5,300         255,062
 TRW, Inc...............................          218,600      10,820,700
                                           --------------    ------------
                                                  348,900      24,372,637
                                           --------------    ------------

Agribusiness - .67%
 Pioneer Hi-Bred International, Inc.....          200,000      14,000,000
                                           --------------    ------------
Apparel, Textiles, Shoes - .64%
 VF Corporation.........................          200,000      13,500,000
                                           --------------    ------------
Automotive & Parts - 2.92%
 Ford Motor Company.....................          465,600      14,841,000
 Genuine Parts Company..................          457,000      20,336,500
 Goodyear Tire & Rubber Company.........          505,000      25,944,375
                                           --------------    ------------
                                                1,427,600      61,121,875
                                           --------------    ------------
Banking, Savings & Loans - 3.81%
 The Bank of New York Company,
  Incorporated                                    750,000      25,312,500
 Comerica, Incorporated.................          180,000       9,427,500
 CoreStates Financial Corporation.......          374,800      19,442,750
 Norwest Corporation....................          252,000      10,962,000
 Wachovia Corporation...................          260,000      14,690,000
                                           --------------    ------------
                                                1,816,800      79,834,750
                                           --------------    ------------
Beverages - 1.17%
 Brown-Forman Corporation (Class B).....          300,000      13,725,000
 Pepsico, Incorporated..................          365,000      10,676,250
                                           --------------    ------------
                                                  665,000      24,401,250
                                           --------------    ------------

Chemicals - 2.54%
 E.I. du Pont de Nemours and Company....          146,000      13,778,750
 The Lubrizol Corporation...............          277,800       8,611,800
 Nalco Chemical Company.................          355,000      12,824,375
 Rohm & Haas............................          220,000      17,957,500
                                           --------------    ------------
                                                  998,800      53,172,425
                                           --------------    ------------
Communications - 1.33%
 AT&T Corporation.......................          380,000      16,530,000
 GTE Corporation........................          250,000      11,375,000
                                           --------------    ------------
                                                  630,000      27,905,000
                                           --------------    ------------
Computers & Office Equipment - 4.33%
 Hewlett-Packard Company................          536,000      26,934,000
 International Business Machines
  Corporation                                     151,000      22,801,000
 Pitney Bowes, Inc......................          371,000      20,219,500
 Xerox Corporation......................          396,000      20,839,500
                                           --------------    ------------
                                                1,454,000      90,794,000
                                           --------------    ------------
Containers - .37%
 Temple-Inland, Inc.....................          145,000       7,848,125
                                           --------------    ------------
Cosmetic & Personal Care - .96%
 Kimberly-Clark Corporation.............          211,000      20,097,750
                                           --------------    ------------

Electric Utilities - 1.05%
 NIPSCO Industries, Inc.................          178,000       7,053,250
 SCANA Corporation......................          326,000       8,720,500
 Teco Energy Inc........................          254,900       6,149,463
                                           --------------    ------------
                                                  758,900      21,923,213
                                           --------------    ------------

Electrical Equipment & Electronics - 4.51%
 AMP, Inc...............................          700,000      26,862,500
 General Electric Company...............          360,000      35,595,000
 Honeywell Inc..........................          203,000      13,347,250
 Hubbell, Incorporated (Class B)........          431,880      18,678,810
                                           --------------    ------------
                                                1,694,880      94,483,560
                                           --------------    ------------
Energy - 6.15%
 Amoco Corporation......................          332,000      26,726,000
 Atlantic Richfield Company.............           90,100      11,938,250
 Chevron Corporation....................          324,000      21,060,000
 Kerr-McGee Corporation.................          190,000      13,680,000
 Mobil Corporation......................          150,000      18,337,500
 Occidental Petroleum Corp..............          568,300      13,284,013
 Union Pacific Resources Group..........          389,400      11,389,950
 Unocal Corporation.....................          304,200      12,358,125
                                           --------------    ------------
                                                2,348,000     128,773,838
                                           --------------    ------------
Financial Services - .93%
 American Express Company...............          346,000      19,549,000
                                           --------------    ------------

Foods - 1.70%
 ConAgra, Inc...........................          270,100      13,437,475
 CPC International, Inc.................          285,000      22,087,500
                                           --------------    ------------
                                                  555,100      35,524,975
                                           --------------    ------------

Forest Products & Paper - 1.56%
 Westvaco Corporation...................          450,012      12,937,845
 Weyerhaeuser Company...................          415,000      19,660,625
                                           --------------    ------------
                                                  865,012      32,598,470
                                           --------------    ------------
Hardware & Tools - .69%
 The Stanley Works......................          536,000      14,472,000
                                           --------------    ------------

Healthcare - 6.00%
 Becton, Dickinson and Company..........          468,000      20,299,500
 Bristol-Myers Squibb Company...........          400,000      43,500,000
 Pfizer, Incorporated...................          322,000      26,685,750
 Pharmacia & Upjohn Inc.................          380,000      15,057,500
 Schering-Plough Corp...................          310,000      20,072,500
                                           --------------    ------------
                                                1,880,000     125,615,250
                                           --------------    ------------

Industrial Distribution - .80%
 W. W. Grainger, Inc....................          208,000      16,692,000
                                           --------------    ------------

Industrial Transportation - .88%
 Norfolk Southern Corporation...........          210,000      18,375,000
                                           --------------    ------------

Insurance - 4.84%
 Allstate Corporation...................          165,501       9,578,370
 Jefferson-Pilot Corporation............          183,000      10,362,375
 Marsh & McLennan Companies, Inc........          240,000      24,960,000
 MBIA, Inc..............................          225,500      22,831,875
 SAFECO Corporation.....................          668,000      26,344,584
 Unitrin, Inc...........................          129,500       7,219,625
                                           --------------    ------------
                                                1,611,501     101,296,829
                                           --------------    ------------
Machinery & Components - 1.07%
 Dover Corporation......................          286,000      14,371,500
 Parker-Hannifin Corporation............          208,750       8,089,063
                                           --------------    ------------
                                                  494,750      22,460,563
                                           --------------    ------------

MML Blend Fund

December 31, 1996

                                                 Number        Market
                                                   of           Value
                                                 Shares       (Note 2A)
                                                ---------    -----------
EQUITIES (Continued)

Miscellaneous - 1.72%
 Harsco Corporation........................       156,050    $ 10,689,425
 Minnesota Mining &
 Manufacturing Company.....................       305,000      25,276,875
                                            -------------   -------------
                                                  461,050      35,966,300
                                            -------------   -------------
Photography - .83%
 Eastman Kodak Company.....................       217,300      17,438,325
                                            -------------   -------------

Publishing & Printing - 1.37%
 McGraw-Hill Companies, Inc................       400,000      18,450,000
 R.R. Donnelley & Sons Company.............       326,500      10,243,937
                                            -------------   -------------
                                                  726,500      28,693,937
                                            -------------   -------------
Retail - 1.18%
 The May Department Stores Company.........       312,000      14,586,000
 Sears Roebuck and Company.................       220,000      10,147,500
                                            -------------   -------------
                                                  532,000      24,733,500
                                            -------------   -------------
Retail - Grocery - 1.17%
 Albertson's, Inc..........................       528,000      18,810,000
 American Stores Company...................       138,200       5,648,925
                                            -------------   -------------
                                                  666,200      24,458,925
                                            -------------   -------------
Telephone Utilities - 1.76%
 Ameritech Corporation.....................       198,000      12,003,750
 Frontier Corporation......................       596,800      13,502,600
 Southern New England
 Telecommunications Corporation............       291,000      11,312,625
                                            -------------   -------------
                                                1,085,800      36,818,975
                                            -------------   -------------
Tobacco - 1.84%
 American Brands, Inc......................       384,000      19,056,000
 UST, Inc..................................       599,000      19,392,625
                                            -------------   -------------
                                                  983,000      38,448,625
                                            -------------   -------------
Total Equities
 (Cost $729,315,396).......................                 1,255,371,097
                                                            -------------
                                                Principal
                                                 Amount
                                                ---------
BONDS AND NOTES - 19.62%

Asset Backed Securities - 1.53%
Auto Receivables
  Capita Equipment Receivables Trust 1996-1,
   Class A4
   6.280%     6/15/00...................... $   4,000,000       4,006,240
  Chase Manhattan Auto Grantor Trust 1996-B,
   Class A
   6.610%     9/15/02......................     4,572,638       4,604,053
  Daimler-Benz Auto Grantor Trust 1995-A,
   Class A
   5.850%     5/15/02......................     1,391,828       1,390,951
  Daimler-Benz Vehicle Trust 1994-A
   5.950%     12/15/00.....................       441,747         442,157
  Ford Credit Auto Loan Master Trust,
   Series 1992-1
   6.875%     1/15/99......................     1,500,000       1,500,465
  Ford Credit Auto Owner Trust 1996-B,
   Class A-4
   6.300%     1/15/01......................     6,000,000       6,023,940
  Ford Credit 1994-B Grantor Trust
   7.300%     10/15/99.....................       714,996         723,040
Auto Receivables (Continued)
  Keystone Auto Grantor Trust 1996-B,
   Class A 144A
   6.150%     4/15/03...................... $   2,334,659    $   2,332,791
  Nissan Auto Receivables 1994-A Grantor
   Trust, Class A
   6.450%     9/15/99......................     2,031,209        2,036,287
  Railcar Trust No. 1992-1
   7.750%     6/1/04.......................     1,443,674        1,508,639
  World Omni 1995-A Automobile Lease
   Securitization Trust, Class A
   6.050%     11/25/01.....................     3,312,095        3,316,235
  World Omni 1996-A Automobile Lease
   Securitization Trust, Class A1
   6.300%     6/25/02......................     4,200,000        4,214,406
                                            -------------    -------------
  Total Asset Backed Securities
   (Cost $32,097,133)......................    31,942,846       32,099,204
                                            -------------    -------------

Corporate Debt - 7.16%
  AirTouch Communications, Inc.
   7.500%     7/15/06......................     4,000,000        4,105,920
  America West Airlines 1996-1, Class A
   6.850%     7/2/09.......................     4,250,000        4,165,000
  American Airlines, Inc.
   9.780%     11/26/11.....................     5,000,000        5,693,750
  American General Finance Corporation
   7.750%     1/15/97......................     2,000,000        2,000,820
  AMR Corporation
   9.000%     8/1/12.......................     2,000,000        2,263,880
  Analog Devices, Inc.
   6.625%     3/1/00.......................     1,500,000        1,480,950
  Associates Corporation of North America
   6.750%     8/1/01.......................     4,000,000        4,014,680
  Bell Atlantic Financial Services, Inc.
   6.610%     2/4/00.......................     1,000,000        1,006,210
  BHP Finance (USA) Limited
   6.420%     3/1/26.......................     4,500,000        4,454,595
  Cardinal Distribution, Inc.
   8.000%     3/1/97.......................     2,000,000        2,006,260
  Champion International Corporation
   6.400%     2/15/26......................     3,500,000        3,341,415
  Charles Schwab Corporation
   6.250%     1/23/03......................     2,500,000        2,409,375
  Chrysler Financial Corp.
   6.620%     4/29/97......................     2,000,000        2,006,060
  CITGO Petroleum Corporation
   7.875%     5/15/06......................     1,000,000        1,019,600
  Columbia Gas System, Inc.
   6.610%     11/28/02.....................     3,000,000        2,976,750
  Commercial Credit Company
   7.750%     3/1/05.......................     2,500,000        2,611,150
  Continental Airlines, Inc. Series 1996-B
   7.820%     10/15/13.....................     2,000,000        2,067,400
  Continental Airlines, Inc. Series 1996-2B
   8.560%     7/2/14.......................     1,749,640        1,904,921
  Corning Glass Works, Inc.
   8.875%     3/15/16......................       500,000          564,120
  CSC Enterprises 144A
   6.500%     11/15/01.....................     4,500,000        4,482,855
  Delta Air Lines, Inc.
   8.540%     1/2/07.......................     4,409,887        4,686,211
  English China Clays Delaware Inc.
   7.375%     10/1/02......................     1,000,000        1,027,760

MML Blend Fund

December 31, 1996

                                                               Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------    -----------
BONDS AND NOTES (Continued)

Corporate Debt (Continued)
  ERAC USA Finance Company 144A
   6.950%     1/15/06.................     $    1,500,000    $   1,475,625
  FBG Finance Ltd. 144A
   7.875%     6/1/16..................          4,000,000        4,066,440
  Fletcher Challenge Ltd.
   7.750%     6/20/06.................          2,000,000        2,074,100
  Ford Motor Credit Company
   8.450%     7/15/06.................          1,500,000        1,506,960
  Foster Wheeler Corporation
   6.750%     11/15/05................          2,000,000        1,932,440
  General American Transportation Corporation
   6.750%     3/1/06..................          3,000,000        2,915,700
  General Electric Capital Corporation
   8.750%     5/21/07.................          1,500,000        1,700,370
  General Motors Corporation
   9.125%     7/15/01.................          1,500,000        1,639,875
  Goldman Sachs Group, L.P. 144A
   6.200%     2/15/01.................          4,000,000        3,920,000
  GTE Corporation
   9.100%     6/1/03..................          1,000,000        1,115,490
  Leucadia National Corporation
   7.750%     8/15/13.................          3,000,000        2,965,710
  Lockheed Martin Corporation
   7.700%     6/15/08.................          4,000,000        4,184,920
  McDonnell Douglas Corporation
   9.250%     4/1/02..................          2,200,000        2,457,180
  McDonnell Douglas Corporation
   6.875%     11/1/06.................          3,000,000        2,943,780
  Newmont Mining Corporation
   8.625%     4/1/02..................          5,000,000        5,278,450
  News America Holdings Incorporated
   9.250%     2/1/13..................          4,000,000        4,481,160
  Norfolk Southern Corporation
   7.400%     9/15/06.................          2,000,000        2,031,140
  Norfolk Southern Corporation
   7.220%     9/15/06.................          4,000,000        4,075,440
  North Finance (Bermuda) Limited 144A
   7.000%     9/15/05.................          4,000,000        3,940,000
  Pearson Inc. 144A
   7.375%     9/15/06.................          3,000,000        3,012,900
  Polaroid Corporation
   7.250%     1/15/97.................          4,500,000        4,500,990
  Ralston Purina Company
   7.750%     10/1/15.................          2,000,000        2,050,920
  Rite Aid Corporation
   6.700%     12/15/01................          2,000,000        1,996,180
  Rolls-Royce Capital Inc.
   7.125%     7/29/03.................          2,000,000        2,002,980
  Scholastic Corporation
   7.000%     12/15/03................          4,000,000        3,992,280
  TCI Communications, Inc.
   7.550%     9/2/03..................          3,000,000        3,037,380
  Thomas & Betts Corporation
   8.250%     1/15/04.................          1,000,000        1,039,130
  Time Warner, Inc.
   7.750%     6/15/05.................          3,000,000        3,017,790
  The Toro Company
   11.000%    8/1/17..................          2,000,000        2,005,000
  US Air, Inc.
   7.500%     10/15/09................            974,038          983,778
  Valassis Communications, Inc.
   9.550%     12/1/03.................          2,000,000        2,081,280
  W.R. Grace & Co.
   8.000%     8/15/04.................          5,000,000        5,293,600
                                           --------------    -------------
  Total Corporate Debt
   (Cost $147,494,780)................        146,583,565      150,008,670
                                           --------------    -------------


U.S. Government Agency Obligations - 5.19%

Federal Home Loan Mortgage
 Corporation (FHLMC) - 1.21%

Collateralized Mortgage Obligations -.1.18%
  FHLMC Series 1322 Class G
   7.500%     2/15/07.................          5,000,000        5,120,300
  FHLMC Series 1460 Class H
   7.000%     5/15/07.................          1,789,000        1,806,890
  FHLMC Series 1080 Class D
   7.000%     7/15/20.................          4,833,866        4,889,745
  FHLMC Series 1490 Class PG
   6.300%     5/15/07.................          5,000,000        4,965,600
  FHLMC Series 1625 Class EA
   5.750%     3/15/07.................          5,000,000        4,909,350
  FHLMC Series 1625 Class D
   5.250%     7/15/04.................          3,100,000        3,067,047
                                           --------------    -------------
                                               24,722,866       24,758,932

Pass-Through Securities - .03%
  FHLMC
   9.000%     3/1/17..................            548,116          583,228
                                           --------------    -------------
                                               25,270,982       25,342,160
                                           --------------    -------------

Federal National Mortgage
 Association (FNMA) - 1.60%

Collateralized Mortgage Obligations -.1.01%
  FNMA Series 1993-134 Class GA
   6.500%     2/25/07.................          5,000,000        4,964,050
  FNMA Series 1993-71 Class PG
   6.250%     7/25/07.................          8,000,000        7,910,000
  FNMA Series 1993-175 Class PL
   5.000%     10/25/02................          2,872,226        2,853,355
  FNMA Series 1993-191 Class PD
   5.400%     3/25/04.................          1,500,000        1,487,340
  FNMA Series 1996-54 Class C
   6.000%     9/25/08.................          4,000,000        3,840,000
                                           --------------    -------------
                                               21,372,226       21,054,745

Pass-Through Securities - .59%
  FNMA
   6.000%     5/1/13..................          2,525,147        2,598,326
  FNMA
   6.500%     6/25/08.................          5,000,000        4,910,900
  FNMA
   6.250%     3/25/08.................          5,000,000        4,915,600
                                           --------------    -------------
                                               12,525,147       12,424,826
                                           --------------    -------------
                                               33,897,373       33,479,571
                                           --------------    -------------

MML Blend Fund

December 31, 1996

                                                 Number        Market
                                                   of           Value
                                                 Shares       (Note 2A)
                                                ---------    -----------
BONDS AND NOTES (Continued)

Government National Mortgage
 Association (GNMA) - 1.48%

Collateralized Mortgage Obligations - .08%
  JHM Acceptance Corporation, Series E,
   Class 5
   8.960%     4/1/19....................   $    1,633,748    $   1,718,491
                                           --------------    -------------
Pass-Through Securities - 1.40%
  GNMA
   7.500%     9/15/16 - 10/15/17........        4,185,629        4,212,542
  GNMA
   8.000%     1/15/04 - 5/15/08.........        7,451,353        7,700,451
  GNMA
   9.000%     8/15/08 - 9/15/09.........        2,173,628        2,315,588
  GNMA - ARMS
   6.000%     7/20/25 - 12/20/25........       14,744,023       15,067,825
                                           --------------    -------------
                                               28,554,633       29,296,406
                                           --------------    -------------
                                               30,188,381       31,014,897
                                           --------------    -------------

U.S. Government Guaranteed Notes - .90%
  1994-A Abilene, TX
   5.780%     8/1/98....................           70,000           69,695
  1994-A Bakersfield, CA
   5.780%     8/1/98....................          245,000          243,932
  1994-A Barberton, OH
   5.780%     8/1/98....................           75,000           74,673
  1994-A Buffalo, NY
   5.780%     8/1/98....................          375,000          373,365
  1991-A Caguas, PR
   8.740%     8/1/01....................          280,000          302,924
  1991-A Council Bluffs, IA
   8.740%     8/1/01....................          155,000          167,690
  1994-A Cumberland, MD
   5.780%     8/1/98....................           55,000           54,760
  1994-A Elizabeth, NJ
   5.780%     8/1/98....................           75,000           74,673
  1994-A Erie, PA
   5.780%     8/1/98....................           70,000           69,695
  1994-A Euclid, OH
   5.780%     8/1/98....................          105,000          104,542
  1994-A Fairfax County, VA
   5.780%     8/1/98....................          110,000          109,520
  1991-A Fairfax County, VA
   8.740%     8/1/01....................           85,000           91,959
  1991-A Fajardo, PR
   8.740%     8/1/01....................          210,000          227,193
  1994-A Fort Myers, FL
   5.780%     8/1/98....................          135,000          134,411
  1991-A Gasden, AL
   8.740%     8/1/01....................          100,000          108,187
  1994-A Lawrence, MA
   5.780%     8/1/98....................           40,000           39,826
  1991-A Lorain, OH
   8.740%     8/1/01....................           30,000           32,456
  1994-A Los Angeles County, CA
   5.780%     8/1/98....................          175,000          174,237
  1994-A Mayaguez, PR
   5.780%     8/1/98....................           65,000           64,717
  1991-A Mayaguez, PR
   8.740%     8/1/01....................          150,000          162,281
  1994-A Mobile, AL
   5.780%     8/1/98....................          205,000          204,106
  1994-A Montgomery County, PA
   5.780%     8/1/98....................          230,000          228,997
  1994-A New Orleans, LA
   5.780%     8/1/98....................          175,000          174,237
  1994-A Ocean Shores, WA
   5.780%     8/1/98....................          110,000          109,520
  1994-A Pasadena, CA
   5.780%     8/1/98....................          140,000          139,390
  1994-A Providence, RI
   5.780%     8/1/98....................           50,000           49,782
  1994-A Reading, PA
   5.780%     8/1/98....................           65,000           64,717
  1994-A Roanoke, VA
   5.780%     8/1/98....................          210,000          209,084
  1994-A Rochester, NY
   5.780%     8/1/98....................          165,000          164,281
  1991-A Rochester, NY
   8.650%     8/1/00....................        4,295,000        4,590,281
  1994-A Sacramento, CA
   5.780%     8/1/98....................          300,000          298,692
  1994-A Syracuse, NY
   5.780%     8/1/98....................           50,000           49,782
  1994-A Tacoma, WA
   5.780%     8/1/98....................          155,000          154,324
  1994-A Trenton, NJ
   5.780%     8/1/98....................          130,000          129,433
  1994-A Virginia Beach, VA
   5.780%     8/1/98....................          260,000          258,866
  1994-A Waterford Township, MI
   5.780%     8/1/98....................           55,000           54,760
  1994-A West Palm Beach, FL
   5.780%     8/1/98....................          105,000          104,542
  U.S. Department of Housing and Urban
   Development, Series 1995-A
   8.240%     8/1/02....................        8,475,000        9,195,545
                                           --------------    -------------
                                               17,780,000       18,861,075
                                           --------------    -------------

  Total U.S. Government Agency Obligations
   (Cost $105,983,665)..................      107,136,736      108,697,703
                                           --------------    -------------

U.S. Treasury Obligations - 5.74%

U.S. Treasury Bonds - 3.25%
  U.S. Treasury Bond
   7.250%     5/15/16...................       24,500,000       25,870,530
  U.S. Treasury Bond
   8.750%     5/15/17...................       34,500,000       42,095,520
                                           --------------    -------------
                                               59,000,000       67,966,050
                                           --------------    -------------

U.S. Treasury Notes - 1.90%
  U.S. Treasury Note
   6.125%     5/15/98...................       20,000,000       20,096,800
  U.S. Treasury Note
   6.375%     1/15/99...................       11,000,000       11,103,070
  U.S. Treasury Note
   6.375%     5/15/99...................        6,000,000        6,051,540
  U.S. Treasury Note
   7.250%     5/15/04...................        2,500,000        2,630,475
                                           --------------    -------------
                                               39,500,000       39,881,885
                                           --------------    -------------

MML Blend Fund

December 31, 1996

                                                               Market
                                                Principal       Value
                                                 Amount       (Note 2A)
                                                ---------    -----------
BONDS AND NOTES (Continued)
U.S. Treasury Strips - .59%
  U.S. Treasury Strip - Principal only
   0.000%     2/15/99..................    $    9,750,000    $   8,618,610
  U.S. Treasury Strip - Principal only
   0.000%     2/15/10..................         8,750,000        3,673,950
                                           --------------    -------------
                                               18,500,000       12,292,560
                                           --------------    -------------

  Total U.S. Treasury Obligations
   (Cost $119,765,128).................       117,000,000      120,140,495
                                           --------------    -------------

Total Bonds and Notes
   (Cost $405,340,706).................    $  402,663,147      410,946,072
                                           ==============    -------------


SHORT-TERM INVESTMENTS - 23.50%

Commercial Paper
  Aluminum Company of America
   5.280%     1/13/97..................         3,365,000        3,358,783
  Aristar, Inc.
   5.380%     1/29/97..................        13,670,000       13,607,892
  Baxter International Inc.
   5.500%     3/20/97..................         8,075,000        7,975,767
  Central and South West Corporation
   5.520%     1/16/97..................         1,780,000        1,775,906
  Central and South West Corporation
   5.700%     2/24/97..................        11,565,000       11,466,207
  Central and South West Corporation
   5.750%     3/7/97...................         5,890,000        5,829,529
  Comdisco, Inc.
   5.520%     2/13/97..................        10,350,000       10,278,549
  Comdisco, Inc.
   5.580%     3/12/97..................         8,840,000        8,742,367
  Comdisco, Inc.
   5.580%     3/14/97..................         7,530,000        7,444,493
  Comdisco, Inc.
   5.600%     3/21/97..................         7,355,000        7,263,471
  ConAgra, Inc.
   5.480%     2/11/97..................         9,140,000        9,081,778
  ConAgra, Inc.
   5.490%     2/14/97..................         8,270,000        8,213,465
  ConAgra, Inc.
   5.550%     1/2/97...................         4,815,000        4,814,258
  Crown Cork & Seal Company, Inc.
   5.510%     1/31/97..................        10,000,000        9,953,814
  Crown Cork & Seal Company, Inc.
   5.510%     1/17/97..................         5,280,000        5,267,070
  Crown Cork & Seal Company, Inc.
   5.650%     2/27/97..................        14,090,000       13,958,716
  Dana Credit Corporation
   5.470%     1/21/97..................        13,000,000       12,959,972
  Dana Credit Corporation
   5.520%     1/16/97..................         5,795,000        5,761,672
  Deere Capital Corporation
   5.370%     2/28/97..................         7,365,000        7,297,425
  Dominion Resources, Inc.
   5.500%     2/20/97..................        10,000,000        9,916,267
  Illinois Power Company
   5.480%     2/6/97...................         5,550,000        5,517,923
  Illinois Power Company
   5.570%     2/19/97..................         6,700,000        6,647,200
  Illinois Power Company
   5.650%     2/25/97..................         6,290,000        6,235,274
  Monsanto Company
   5.320%     1/30/97..................         8,000,000        7,961,737
  Northern States Power Company
   5.300%     1/10/97..................         8,655,000        6,642,898
  NYNEX Corp.
   5.420%     3/27/97..................        13,640,000       13,457,527
  ORIX Credit Alliance, Inc.
   5.530%     1/6/97...................         2,120,000        2,118,353
  ORIX Credit Alliance, Inc.
   5.470%     2/4/97...................        10,375,000       10,320,194
  ORIX Credit Alliance, Inc.
   5.490%     2/7/97...................         4,910,000        4,881,774
  ORIX Credit Alliance, Inc.
   5.480%     1/27/97..................         6,615,000        6,587,339
  ORIX Credit Alliance, Inc.
   5.620%     3/13/97..................         8,995,000        8,894,256
  ORIX Credit Alliance, Inc.
   5.800%     3/24/97..................         3,855,000        3,805,228
  Philip Morris Companies
   5.300%     1/24/97..................         9,385,000        9,351,768
  Philip Morris Companies
   5.270%     1/15/97..................        12,180,000       12,153,310
  Praxair, Inc.
   5.450%     1/9/97...................         9,300,000        9,288,055
  Praxair, Inc.
   5.470%     2/24/97..................         6,000,000        5,948,746
  Praxair, Inc.
   5.560%     3/6/97...................         9,665,000        9,765,254
  Praxair, Inc.
   5.540%     3/24/97..................         4,010,000        3,958,226
  Praxair, Inc.
   5.540%     3/20/97..................         7,495,000        7,402,895
  Public Service Company of Colorado
   5.800%     2/26/97..................         5,800,000        5,747,763
  Public Service Electric and Gas Company
   5.480%     1/13/97..................         5,245,000        5,235,310
  Public Service Electric and Gas Company
   5.490%     1/13/97..................         1,425,000        1,422,367
  Public Service Electric and Gas Company
   5.490%     2/6/97...................         7,375,000        7,332,375
  Public Service Electric and Gas Company
   5.480%     2/12/97..................        11,430,000       11,354,171
  Public Service Electric and Gas Company
   5.500%     2/21/97..................        10,000,000        9,920,763
  Ralston Purina Company
   5.500%     1/6/97...................         5,000,000        4,996,116
  Rite Aid Corporation
   5.450%     2/10/97..................        15,000,000       14,906,780
  Rite Aid Corporation
   5.490%     2/18/97..................         8,000,000        7,939,254
  Rite Aid Corporation
   5.600%     3/4/97...................         7,890,000        7,812,678
  Sierra Pacific Power Company
   5.470%     1/16/97..................         3,900,000        3,890,693
  Textron Financial Corporation
   5.500%     1/3/97...................         6,460,000        6,458,026
  Textron Financial Corporation
   5.480%     2/5/97...................        10,000,000        9,944,715
  Textron Financial Corporation
   5.530%     3/3/97...................        10,555,000       10,453,203
  Timken Company
   5.500%     1/28/97..................        10,000,000        9,956,907

MML Blend Fund

December 31, 1996

                                                 Number        Market
                                                   of           Value
                                                 Shares       (Note 2A)
                                                ---------    -----------
SHORT-TERM INVESTMENTS (Continued)

Commercial Paper (Continued)
  Union Camp Corp.
   5.650%     2/3/97.....................  $    8,980,000  $    8,935,214
  Western Resources Inc.
   5.650%     1/7/97.....................       7,535,000       7,527,976
  Western Resources Inc.
   5.490%     1/23/97....................      12,200,000      12,157,301
  Western Resources Inc.
   5.470%     1/14/97....................       8,470,000       8,453,048
  Whirlpool Financial Corporation
   5.600%     1/22/97....................      12,760,000      12,718,059
  Whirlpool Financial Corporation
   5.400%     1/8/97.....................       8,920,000       8,910,137
  Xerox Corporation
   5.300%     1/17/97....................       8,120,000       8,099,998
                                           --------------  --------------
Total Short-Term Investments
 (Cost $492,181,705)                       $  495,180,000     492,100,212
                                          ===============  --------------
Total Investments -
 (Cost $1,626,837,807) (a)           103.07%               $2,158,417,381
                                    ========               ==============

Table of Open Forward Commitment Contracts

        Forward               Aggregate      Expiration
       Commitment           Face Value of        of         Unrealized
       Contracts              Contracts      Contracts     Depreciation
       ----------           -------------    ----------    ------------

United States of America
 5.875% due 11/15/99         $5,000,000     February 1997  $    (6,345)
                                                           -----------
Total Forward Commitment
 Contracts                                                 $    (6,345)
                                                           ===========

(a) Federal Income Tax Information: At
    December 31, 1996 the net unrealized
    appreciation on investments and forward
    commitment contracts based on cost of
    $1,632,176,681 for federal income tax
    purposes is as follows:
    Aggregate gross unrealized appreciation for
    all investments and forward commitments in
    which there is an excess of market value
    over tax cost.....................................   $  533,669,598

    Aggregate gross unrealized depreciation for
    all investments and forward commitments in
    which there is an excess of tax cost over
    market value......................................       (2,453,798)
                                                         --------------
     Net unrealized appreciation......................   $  531,215,800
                                                         ==============


                      See Notes to Financial Statements.

MML Series Investment Fund

Notes To Financial Statements

1.  History

MML Series Investment Fund (the "MML Trust") is registered under the
Investment Company Act of 1940 as a no-load, registered open end, diversified management investment company. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are four series of shares of the MML Trust. The MML Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Investment Valuation

    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

    For MML Equity Fund, MML Managed Bond Fund, and MML Blend Fund, short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. MML Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which MML Money Market Fund must adhere to certain conditions. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00.

    B.  Accounting For Investments

    Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

    The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since MML Managed Bond Fund and MML Blend Fund do not generally intend to hold such investments until maturity; however, the MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

    Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

    C.  Federal Income Tax

    The MML Trust has established a policy for each of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Funds will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

    D.  Forward Commitments

    Each Fund may purchase or sell securities on a ``when issued'' or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. The Funds may also use forward commitments to take delivery of the underlying security rather than closing out the forward contract. Forward commitments are not used for purposes of trading. Settlement for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund generally does not take delivery on these forward commitments, but such commitments are instead settled with offsetting transactions. When a forward commitment contract is closed, the Funds record a realized gain or loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. The Funds instruct the custodian to segregate liquid high quality assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repo rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. At December 31, 1996, the cost (value) of forward commitments to purchase securities amounted to $4,981,445 ($4,975,100) for the MML Blend Fund.

    E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  Capital Loss Carryforward

The accumulated net realized loss on investments for the MML Money Market Fund results in a capital loss carryforward of $9,702 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $453 expires December 31, 1997, $1,639 expires December 31, 1998, $1,204 expires December 31, 2000, $201 expires December 31, 2001, $5,364 expires December 31, 2002 and $841 expires December 31, 2003.

The accumulated net realized loss on investments for the MML Managed Bond Fund results in a capital loss carryforward of $1,089,411 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $766,579 expires December 31, 2002 and $322,832 expires December 31, 2004.

4.  Investment Management Fee

MassMutual provides all investment advisory, management and administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000, and .35% of any excess over
$500,000,000.

Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual paid Concert a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

MassMutual has agreed, at least through April 30, 1997, to bear the expenses of the Funds to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during each Fund's fiscal year exceed .11% of the average daily net asset value of each Fund for such year. For the year ended December 31, 1996, MassMutual was not required to reimburse the Funds for any expenses.

5. PURCHASES AND SALES OF INVESTMENTS AND FORWARD COMMITMENTS

                                                                                                              Proceeds
   For the Year Ended                                                                         Acquisition    from Sales
   December 31, 1996                                                                             Cost       and Maturities
   -----------------                                                                          -----------   --------------
   Investments
   -----------
   MML EQUITY FUND
    Equities.............................................................................   $  397,427,240  $  156,344,169
    Short-term investments...............................................................    1,791,112,656   1,808,050,114

   MML MONEY MARKET FUND
    Short-term investments...............................................................      678,410,850     648,768,474

   MML MANAGED BOND FUND
    Bonds and notes......................................................................       59,285,110      26,101,663
    U.S. Government investments - long-term..............................................       51,001,536      50,006,188
    Short-term investments...............................................................      512,399,665     513,856,075

   MML BLEND FUND
    Equities.............................................................................      216,312,103     114,693,516
    Bonds and notes......................................................................      142,113,933      40,927,976
    U.S. Government investments - long-term..............................................      161,871,816     125,534,828
    Short-term investments...............................................................    2,548,921,690   2,672,419,594
                                                                                                                 Cost
   Forward Commitments                                                                                       of Contracts
   -------------------                                                                                       ------------
   MML MANAGED BOND FUND
    U.S. Treasury and GNMA Forward Commitment Contracts:
     Contracts opened....................................................................                    $   1,579,688
     Contracts closed....................................................................                        1,579,688
      Outstanding at December 31, 1996...................................................                               --

   MML BLEND FUND
    U.S. Treasury and GNMA Forward Commitment Contracts:
     Contracts opened....................................................................                       85,470,699
     Contracts closed....................................................................                      133,595,090
      Outstanding at December 31, 1996...................................................                        4,981,445

6. NET INCREASE FROM CAPITAL SHARE TRANSACTIONS

                                                                                 MML               MML
                                                                MML             Money            Managed             MML
   For the Year Ended                                          Equity           Market             Bond              Blend
   December 31, 1996                                            Fund             Fund              Fund              Fund
   ------------------                                         --------         --------          ---------          -------
   Shares
    Reinvestment of dividends..........................       1,828,658         6,040,304          891,160          5,306,755
    Sales of shares....................................      10,091,590       124,468,969        2,922,396          7,200,298
    Redemptions of shares..............................      (2,955,578)      (94,198,432)      (1,491,952)        (6,061,613)
                                                         --------------    --------------    -------------    ---------------
    Net increase.......................................       8,964,670        36,310,841        2,321,604          6,445,440
                                                         ==============    ==============    =============    ===============
   Amount
    Reinvestment of dividends..........................  $   47,407,259    $    6,040,304    $  10,670,172    $   110,096,240
    Sales of shares....................................     284,667,043       124,468,969       35,191,792        154,685,163
    Redemptions of shares..............................     (83,541,731)      (94,198,432)     (18,019,376)      (131,731,229)
                                                         --------------    --------------    -------------    ---------------
    Net increase.......................................  $  248,532,571    $   36,310,841    $  27,842,588    $   133,050,174
                                                         ==============    ==============    =============    ===============

                                                                                 MML               MML
                                                                MML             Money            Managed             MML
   For the Year Ended                                          Equity           Market             Bond              Blend
   December 31, 1995                                            Fund             Fund              Fund              Fund
   ------------------                                         --------         --------          ---------          -------
   Shares
    Reinvestment of dividends..........................       1,621,795         5,376,748          763,489          5,184,192
    Sales of shares....................................       8,464,024        92,327,266        2,219,273          6,885,480
    Redemptions of shares..............................      (1,909,273)      (80,569,846)      (1,113,390)        (4,944,135)
                                                         --------------    --------------    -------------    ---------------
    Net increase.......................................       8,176,546        17,134,168        1,869,372          7,125,537
                                                         ==============    ==============    =============    ===============
   Amount
    Reinvestment of dividends..........................  $   33,282,252    $    5,376,748    $   8,979,443    $    96,495,329
    Sales of shares....................................     203,078,940        92,327,266       26,776,179        135,128,246
    Redemptions of shares..............................     (45,862,370)      (80,569,846)     (13,296,001)       (96,681,499)
                                                         --------------    --------------    -------------    ---------------
    Net increase.......................................  $  190,498,822    $   17,134,168    $  22,459,621    $   134,942,076
                                                         ==============    ==============    =============    ===============

Report Of Independent Accountants

To the Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MML Equity Fund, the MML Money Market Fund, the MML Managed Bond Fund and the MML Blend Fund which comprise the MML Series Investment Fund (a Massachusetts business trust), as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1996, the results of their respective operations for the year then ended, the changes in their respective net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                       Coopers & Lybrand L.L.P.

Springfield, Massachusetts
January 31, 1997